                                                   Filed Pursuant to Rule 497(b)
                                                Registration File No.: 333-45702


              MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 23, 2001


TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II:

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Municipal Income Trust II ("MIT II"), to be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, at 9:00 A.M., New York time, on January 23, 2001, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated August 24, 2000 (the "Reorganization Agreement"), between MIT II and Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt"), pursuant to which substantially all of the assets of MIT II would be combined with those of Tax-Exempt and shareholders of MIT II would become shareholders of Tax-Exempt receiving Class D shares of Tax-Exempt with a value equal to the net asset value of their holdings in MIT II (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on October 26, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MIT II RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

October 27, 2000


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                           MORGAN STANLEY DEAN WITTER
                           TAX-EXEMPT SECURITIES TRUST

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                          ACQUISITION OF THE ASSETS OF
              MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II


                    BY AND IN EXCHANGE FOR CLASS D SHARES OF
             MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Municipal Income Trust II ("MIT II"), in connection with an Agreement and Plan of Reorganization, dated August 24, 2000 (the "Reorganization Agreement"), pursuant to which substantially all the assets of MIT II, a closed-end management investment company, will be combined with those of Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt"), an open-end management investment company, in exchange for Class D shares of Tax-Exempt (the "Reorganization"). As a result of this transaction, shareholders of MIT II will become shareholders of Tax-Exempt and will receive Class D shares of Tax-Exempt with a value equal to the net asset value of their holdings in MIT II. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between MIT II and Tax-Exempt, attached hereto as Exhibit A. The address of MIT II is that of Tax-Exempt set forth above. This Proxy Statement also constitutes a Prospectus of Tax-Exempt, which is dated October 27, 2000, filed by Tax-Exempt with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Tax-Exempt is an open-end diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax consistent with preservation of capital. The fund seeks to achieve its objective by investing at least 80% of its assets in securities that pay interest exempt from federal income taxes.

     This Proxy Statement and Prospectus sets forth concisely information about Tax-Exempt that shareholders of MIT II should know before voting on the Reorganization Agreement. A copy of the Prospectus for Tax-Exempt dated February 24, 2000, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Tax-Exempt's Annual Report for the fiscal year ended December 31, 1999 and the succeeding Semi-Annual Report for the six months ended June 30, 2000. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated October 27, 2000, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference is MIT II's Annual Report for its fiscal year ended December 31, 1999 and the succeeding Semi-Annual Report for the six months ended June 30, 2000. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT AND PROSPECTUS IS DATED OCTOBER 27, 2000.

                                TABLE OF CONTENTS

                         PROXY STATEMENT AND PROSPECTUS

                                                                                             PAGE
                                                                                             ----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      2
  Vote Required ..........................................................................      3

SYNOPSIS .................................................................................      3
  The Reorganization .....................................................................      3
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      6
  Reasons for the Reorganization .........................................................      6
  Comparison of MIT II and Tax-Exempt ....................................................      6

PRINCIPAL RISK FACTORS ...................................................................      8

THE REORGANIZATION .......................................................................     10
  The Proposal ...........................................................................     10
  The Board's Consideration ..............................................................     10
  The Reorganization Agreement ...........................................................     11
  Tax Aspects of the Reorganization ......................................................     13
  Description of Shares of Tax-Exempt and MIT II and the Organization of the Two Funds ...     14
  Capitalization Table (unaudited) .......................................................     16
  Appraisal Rights .......................................................................     16

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     17
  Investment Objectives and Policies .....................................................     17
  Investment Restrictions ................................................................     20

ADDITIONAL MATTERS REGARDING MIT II ......................................................     21
  History of Public Trading of MIT II's Shares ...........................................     22
  Investment Advisor .....................................................................     22
  Portfolio Management ...................................................................     22
  Expenses Borne by MIT II ...............................................................     23

ADDITIONAL INFORMATION ABOUT MIT II AND TAX-EXEMPT .......................................     23
  General ................................................................................     23
  Financial Information ..................................................................     24
  Management .............................................................................     24
  Description of Securities and Shareholder Inquiries ....................................     24
  Custodian and Transfer Agent and Dividend Paying Agent .................................     24
  Dividends, Distributions and Taxes .....................................................     24
  Purchases, Repurchases and Redemptions .................................................     25

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     25

FINANCIAL STATEMENTS AND EXPERTS .........................................................     25

LEGAL MATTERS ............................................................................     25

AVAILABLE INFORMATION ....................................................................     25

OTHER BUSINESS ...........................................................................     26
Exhibit A - Agreement and Plan of Reorganization, dated August 24, 2000, by and between
 MIT II and Tax-Exempt ...................................................................    A-1
Exhibit B - Prospectus of Tax-Exempt dated February 24, 2000 .............................    B-1
Exhibit C -- Description of Dividend Reinvestment Plan of MIT II .........................    C-1

              MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                              --------------------

                         PROXY STATEMENT AND PROSPECTUS

                              --------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 23, 2001


                                  INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of the Morgan Stanley Dean Witter Municipal Income Trust II ("MIT II"), a closed-end diversified management investment company, in connection with the solicitation by the Board of Trustees of MIT II (the "Board") of proxies to be used at the Special Meeting of Shareholders of MIT II to be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on January 23, 2001, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about November 1, 2000.

     At the Meeting, MIT II shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated August 24, 2000 (the "Reorganization Agreement"), between MIT II and Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt") pursuant to which substantially all of the assets of MIT II will be combined with those of Tax-Exempt in exchange for Class D shares of Tax-Exempt. As a result of this transaction, Shareholders will become shareholders of Tax-Exempt and will receive Class D shares of Tax-Exempt equal to the net asset value of their holdings in MIT II on the closing date of such transaction (the "Reorganization"). The Class D shares to be issued by Tax-Exempt pursuant to the Reorganization (the "Tax-Exempt Shares") will be issued at net asset value and will not be subject to any sales charge. Further information relating to Tax-Exempt is set forth herein and in Tax-Exempt's current Prospectus, dated February 24, 2000 ("Tax-Exempt's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning MIT II contained herein has been supplied by MIT II and the information concerning Tax-Exempt contained herein has been supplied by Tax-Exempt.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on October 26, 2000 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 24,302,872 shares of MIT II issued and outstanding. There are no MIT II shares held by MIT II. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     No persons were known to own of record or beneficially 5% or more of the outstanding shares of MIT II as of the Record Date although from time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total outstanding shares of MIT II. As of the Record Date, the trustees and officers of MIT II, as a group, owned less than 1% of the outstanding shares of MIT II.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Tax-Exempt as of the Record Date:
Class A -- Mitteldorf Family Tr, Harriet Mitteldorf TTEE, c/o Mike Tinkleru/A 10/30, 33 Beverly Ave., Lansdowne, PA 19050-2705 (22.6%). Class C -- Danilo F. Piccinini & Lola Piccinini JT TEN, PO Box 5307, Incline Village, NV 89450-5307 (6.0%). As of the Record Date, the trustees and officers of Tax-Exempt, as a group, owned less than 1% of the outstanding shares of Tax-Exempt.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of MIT II at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of MIT II present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, are expected to approximate $127,000 and will be borne by MIT II. MIT II and Tax-Exempt will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of MIT II, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager" or the "Investment Advisor") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. In addition, MIT II may retain Mackenzie Partners, Inc. as proxy solicitor, at a cost to MIT II of approximately $7,500 plus reimbursement of reasonable expenses. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. MIT II has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of MIT II represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, MIT II will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Tax-Exempt's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of MIT II, subject to stated liabilities, to Tax-Exempt in exchange for the Tax-Exempt Shares. The aggregate net asset value of the Tax-Exempt Shares issued in the exchange will equal the aggregate value of the net assets of MIT II received by Tax-Exempt. On or after the closing date of the Reorganization, currently anticipated to be January 29, 2001, (the "Closing Date"), MIT II will distribute the Tax-Exempt Shares received by MIT II to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of MIT II and MIT II will thereafter be de-registered as an investment company under the Investment Company Act of 1940 (the "1940 Act") and dissolved under Massachusetts law. As a result of the Reorganization, each Shareholder will receive that number of full and fractional Tax-Exempt Shares equal in value to such Shareholder's pro rata interest in the net assets of MIT II transferred to Tax-Exempt. Accordingly, as a result of the Reorganization, each Shareholder of MIT II will become a holder of Class D shares of Tax-Exempt. Shareholders holding their shares of MIT II in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MIT II ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MIT II AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     MIT II and Tax-Exempt each pay a variety of expenses for management of their assets, distribution of their shares (Tax-Exempt) and other services, and those expenses are reflected in the net asset value per share of each fund. Class D shares of Tax-Exempt do not pay distribution-related fees; however, the other three Classes offered by Tax-Exempt pay fees for the distribution of their shares. The following table briefly describes the fees and expenses that a shareholder of MIT II and a Class D shareholder of Tax-Exempt may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by MIT II for its fiscal year ended December 31, 1999 and on expenses paid by Class D shares of Tax-Exempt for its fiscal year ended December 31, 1999. The table also sets forth pro forma fees for the surviving combined fund (Tax-Exempt) reflecting what the fee schedule would have been on June 30, 2000, if the Reorganization had been consummated twelve (12) months prior to that date and assuming Class D fees and expenses.

Shareholder Fees
----------------

                                                                                     PRO FORMA
                                                                                     COMBINED
                                                                     TAX-EXEMPT     TAX-EXEMPT
                                                           MIT II     (CLASS D)      (CLASS D)
                                                          --------   ----------     ----------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                       none(1)     none            none

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS                                                 none        none            none

MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)                                      none        none            none
REDEMPTION FEES                                            none(1)     none            none
EXCHANGE FEE                                               none        none            none

----------
(1)   Purchases and sales of MIT II are made on the New York Stock Exchange or otherwise through brokers and dealers and are generally subject to brokerage commissions which vary. Customarily, such commissions may depend upon the size of the transaction, the broker selected and other factors.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------

                                                                      PRO FORMA
                                                                       COMBINED
                                                       TAX-EXEMPT     TAX-EXEMPT
                                           MIT II       (CLASS D)     (CLASS D)
                                           ------      -----------   -----------
MANAGEMENT FEES                             0.65%(2)      0.44%         0.43%
DISTRIBUTION AND SERVICE (12B-1) FEES       none          none          none
OTHER EXPENSES                              0.10%         0.07%         0.07%
TOTAL ANNUAL FUND OPERATING EXPENSES        0.75%         0.51%         0.50%

----------
(2) The Management Fees shown for MIT II reflect both the advisory and administration fees paid by MIT II under its Investment Advisory Agreement with MSDW Advisors and its Administration Agreement with Morgan Stanley Dean Witter Services Company Inc., respectively. The combined services provided to MIT II under these two agreements are comparable to the services provided to Tax-Exempt under its Investment Management Agreement with MSDW Advisors. For more information, please see "Synopsis -- Comparison of MIT II and Tax-Exempt -- Investment Management and Administration."


EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either MIT II or Class D shares of Tax-Exempt or the new combined fund (Tax-Exempt), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions.


     Expenses Over Time:


                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                     --------   ---------   ---------   ---------
MIT II ...........................................      $77        $240        $417        $930
Tax-Exempt (Class D) .............................      $52        $164        $285        $640
Pro Forma Combined-Tax-Exempt (Class D) ..........      $51        $160        $280        $628

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of MIT II and Tax-Exempt -- Investment Management and Administration Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, MIT II and Tax-Exempt, will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by MIT II or the shareholders of MIT II for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


REASONS FOR THE REORGANIZATION

     MIT II is a closed-end fund that has traded on the New York Stock Exchange ("NYSE") at a discount to net asset value for the past six years. For more information, see "Additional Matters Regarding MIT II -- History of Public Trading of MIT II's Shares" below. The Board of MIT II has, in the past, considered a number of options in attempting to reduce or eliminate the discount, including share repurchases and the use of tender offers. For a number of years, the Board has authorized a share repurchase program to repurchase shares of MIT II in the open-market in order to support the price of the fund's shares. The Board has concluded that currently, the Reorganization is an appropriate course for Shareholders of MIT II to realize the net asset value of their shares as well as other benefits offered by the Reorganization. For further information on the reasons for the Board's decision, see "The Reorganization -- The Board's Consideration," set forth below.


COMPARISON OF MIT II AND TAX-EXEMPT

     INVESTMENT OBJECTIVES AND POLICIES. MIT II and Tax-Exempt have similar investment objectives. As its investment objective, MIT II seeks to provide current income exempt from federal income tax. Tax-Exempt has an investment objective of seeking to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The respective investment objectives of MIT II and Tax-Exempt are fundamental and may not be changed without respective shareholder approval.

     Tax-Exempt seeks to achieve its investment objective by investing at least 80% of its total assets in securities that pay interest exempt from federal income taxes, i.e., municipal obligations. Likewise, MIT II seeks to achieve its investment objective by investing at least 80% of its net assets in municipal obligations. Income dividend distributions of Tax-Exempt and MIT II, to the extent derived from municipal obligations, are normally exempt from federal income taxes, however, all, or a portion of, MIT II's investments in municipal obligations may be subject to the alternative minimum tax for certain investors. Under normal circumstances, Tax-Exempt has a 20% limit on investments in municipal obligations subject to the alternative minimum tax.

     Other than as set forth above, the investment policies of MIT II and Tax-Exempt are substantially similar; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     INVESTMENT MANAGEMENT AND ADMINISTRATION FEES. Pursuant to an Investment Advisory Agreement, MIT II's investment adviser, MSDW Advisors, manages MIT II's assets, including placing orders for the purchase and sale of portfolio securities. MSDW Advisors obtains and evaluates such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to manage the assets of MIT II in a manner consistent with its objective and policies. As compensation for advisory services provided to MIT

II, MIT II pays MSDW Advisors an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the fund's weekly net assets: 0.40% to the portion of the fund's weekly net assets not exceeding $250 million and 0.30% to the portion of the fund's weekly net assets exceeding $250 million. Pursuant to an Administration Agreement, MIT II has retained Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly owned subsidiary of MSDW Advisors, to serve as Administrator for MIT II. Under that agreement, MSDW Services provides MIT II with certain administrative and/or bookkeeping services. As compensation for such services, MIT II pays MSDW Services a fee, calculated weekly and payable monthly, by applying the following annual rates to the fund's weekly net assets: 0.25% to the portion of the fund's weekly net assets not exceeding $250 million; 0.20% to the portion of the fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of the fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of the fund's weekly net assets exceeding $750 million. The services provided to MIT II under both the Investment Advisory Agreement and the Administration Agreement are comparable to those provided by MSDW Advisors to Tax-Exempt under its Investment Management Agreement with MSDW Advisors. Pursuant to that agreement, Tax-Exempt pays MSDW Advisors, monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the fund: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion. Each class of shares of Tax-Exempt is subject to the same management fee rates.

     MIT II is a closed-end investment company and therefore does not have a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"). Tax-Exempt has adopted a 12b-1 Plan for the distribution of its shares, however, there are no 12b-1 fees applicable to Tax-Exempt's Class D shares. For information relating to the 12b-1 fees applicable to Tax-Exempt's Class A, B and C shares, see the section entitled "Share Class Arrangements" in Tax-Exempt's Prospectus, attached hereto.

     OTHER SIGNIFICANT FEES. Both MIT II and Tax-Exempt pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees and, in the case of MIT II, listing fees for the listing of its shares on the NYSE. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class D shares of Tax-Exempt are currently offered at net asset value and such shares may be redeemed for cash without redemption or other charge at the net asset value per share next determined. Normally, Class D shares of Tax-Exempt are offered only to a limited group of investors. Subsequent to the Reorganization, all MIT II shares will be designated Class D shares of Tax-Exempt. However, additional investments (except for reinvestment of distributions received on shares acquired as a result of the Reorganization) in Class D shares of Tax-Exempt (or in Class D shares of any other Morgan Stanley Dean Witter Fund) by Shareholders holding such shares may only be made if those Shareholders are otherwise eligible to purchase Class D shares. Class D shares acquired in the Reorganization may, however, be exchanged for Class D shares of another Morgan Stanley Dean Witter Fund pursuant to Class D's exchange privileges discussed below.

     Tax-Exempt offers four classes of shares (Class A, Class B, Class C and Class D) which differ principally in terms of sales charges, distribution and service fees, and ongoing expenses. For further information relating to each of the classes of Tax-Exempt's shares, see the section entitled "Share Class Arrangements" in Tax-Exempt's Prospectus attached hereto.

     Class D shares of Tax-Exempt that are held with a broker-dealer that has entered into a selected dealer agreement with Tax-Exempt's distributor (or shares held directly with Tax-Exempt's transfer agent) may be exchanged for Class D shares of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, or any of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Exchange privileges will not be available to Shareholders who hold Tax-Exempt shares with broker-dealers that have not entered into a selected dealer agreement with Tax-Exempt's distributor.

     Tax-Exempt shareholders may redeem their Tax-Exempt shares on any business day at the net asset value of such shares. Tax-Exempt provides telephone exchange privileges to its shareholders. For greater details relating to exchange privileges applicable to Tax-Exempt, see the section entitled "How to Exchange Shares" in Tax-Exempt's Prospectus.

     Tax-Exempt may redeem involuntarily, at net asset value, most accounts valued at less than $100. However, Tax-Exempt offers a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased.

     Unlike Tax-Exempt, MIT II is a closed-end investment company and does not redeem its shares or engage in the continuous offering of new shares in the same manner as an open-end investment company and does not offer to exchange its shares for shares of other investment companies. Shares of MIT II are only purchased and sold on the NYSE.

     DIVIDENDS. Tax-Exempt declares income dividends daily and pays dividends from net investment income monthly; MIT II declares and pays dividends from net investment income monthly. Tax-Exempt usually distributes net capital gains, if any, in June and December and MIT II distributes all of its net realized short-term and long-term capital gains at least once per year. Each, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to Tax-Exempt, dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash. All persons who become registered holders of MIT II are automatically included in MIT II's automatic dividend reinvestment plan unless they elect to receive distributions in cash. Under that plan, Shareholders' dividends are automatically reinvested in shares of MIT II at the then-current market price of such shares. For more information on MIT II's dividend reinvestment plan, see Exhibit C to this Proxy Statement and Prospectus. As discussed above, Tax-Exempt's and MIT II's income dividend distributions to shareholders are generally exempt from federal income taxes.


                            PRINCIPAL RISK FACTORS

     The share price or net asset value of Tax-Exempt and the market price per share of MIT II on the NYSE as well as MIT II's net asset value will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including changes in prevailing interest rates, which cannot be predicted. The principal risks of an investment in either Tax-Exempt or MIT II are the risks associated with their respective fixed-income securities which primarily consist of municipal obligations. Fixed income securities are subject to two types of risks: credit risk and interest rate risk.

     Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of certain municipal obligations known as revenue bonds, the credit risk refers to the possibility that the user fees from a project or specified revenue source are insufficient to meet interest and/or principal payment obligations or the credit impairment of the user. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

     MIT II may invest up to 35% of its assets in municipal obligations rated below investment grade (i.e., junk bonds), and it may invest without limitation in municipal obligations rated in the lowest investment grade category. Tax-Exempt may invest in such lower rated obligations to a significantly limited extent (e.g., the fund may only invest up to 5% of its assets in junk bonds). Lower rated obligations are generally subject to increased credit and interest rate risk and thus have speculative characteristics. As a result, these securities are generally more volatile and less liquid than higher rated securities.

     Both Tax-Exempt and MIT II may invest a portion of their respective assets in inverse floating rate municipal obligations which are obligations that are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rates on inverse floating rate municipal obligations generally move in the reverse direction of market interest rates. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating but they also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

     Certain of the municipal obligations that Tax-Exempt and MIT II may invest in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

     Both Tax-Exempt and MIT II may invest in municipal lease obligations which are obligations issued by state and local agencies or authorities to finance equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative appropriations do not occur, holders of such municipal lease obligations may experience difficulty exercising their rights, including disposition of the property.

     Both Tax-Exempt and MIT II may also invest in futures obligations which are considered speculative in nature and involve certain risks.

     The foregoing discussion is a summary of the principal risk factors of MIT II and Tax-Exempt. For a more complete discussion of the risks of Tax-Exempt, see "Principal Risks" and "Additional Risk Information" in Tax-Exempt's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of MIT II, including the Independent Trustees, having reviewed the financial position of MIT II, the ability of Shareholders of MIT II to realize the net asset value of their shares and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of MIT II and its Shareholders and that the interests of MIT II's Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of MIT II.


THE BOARD'S CONSIDERATION

     At a meeting held on August 24, 2000, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that MIT II Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the elimination of the current market discount of MIT II shares, the effect on Shareholders of "open-ending" MIT II including, for example, the potential impact of redemptions on portfolio management, and the comparative expense ratios of MIT II and the Class D shares of Tax-Exempt. The Board also considered other factors, including, but not limited to: comparable investment objectives, policies, restrictions and portfolios of MIT II and Tax-Exempt; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by MIT II and Tax-Exempt in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of MIT II considered that the Reorganization would have the following benefits to
Shareholders:

     1. MIT II, since February of 1994, has generally traded at a discount to its net asset value and is, as of the date of this Proxy Statement and Prospectus, trading at a discount. The Reorganization at net asset value would benefit the Shareholders of MIT II by immediately eliminating any such discount. See "Additional Matters Regarding MIT II -- History of Public Trading of MIT II's Shares" below.

     2. Once the Reorganization is consummated, the expenses which would be borne by Class D shareholders of the "combined fund" are expected to be significantly lower on a percentage basis than the expenses per share of MIT
II. This is partially attributable to the fact that Tax-Exempt's investment management fee rate (0.44% of its net assets) was appreciably lower for its last fiscal year than MIT II's combined advisory/administration fee rate (0.65%) paid for its last fiscal year. (As noted earlier, MIT II pays separate advisory and administration fees under two agreements for services comparable to those provided under Tax-Exempt's single Investment Management Agreement.) Furthermore, the rate of other expenses paid by Class D of the surviving Tax-Exempt (0.07% of average daily net assets) for its last fiscal year was lower than the rate of other expenses paid by MIT II (0.10% of average daily net assets) for its last fiscal year. In addition, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for MIT II (0.75% for its fiscal year ended December 31, 1999) was materially higher than the expense ratio for Class D shares of Tax-Exempt (0.51% for its fiscal year ended December 31, 1999).

     3. Shareholders of MIT II would have a continued participation in a portfolio of municipal obligations normally exempt from federal income tax.

     4. Shareholders would have the ability to exchange their Class D shares of Tax-Exempt acquired as a result of the Reorganization into Class D shares of any Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any sales charge or additional fees. The Board noted, however, that exchange privileges will not be available to Shareholders who hold Tax-Exempt shares with broker-dealers that have not entered into a selected dealer agreement with Tax-Exempt's distributor. MIT II, being a closed-end fund, does not offer any exchange privileges.

     5. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by MIT II or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Tax-Exempt, including a majority of the Independent Trustees of Tax-Exempt, also have determined that the Reorganization is in the best interests of Tax-Exempt and its shareholders and that the interests of existing shareholders of Tax-Exempt will not be diluted as a result thereof. The transaction will enable Tax-Exempt to acquire investment securities which are consistent with Tax-Exempt's investment objective, without the costs attendant to the purchase of such securities in the market. Also, the addition of MIT II's assets to Tax-Exempt's portfolio may result in a further reduction in Tax-Exempt's investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule and may result also in the economies of scale described above. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.


THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) MIT II will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by MIT II as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Tax-Exempt on the Closing Date in exchange for the assumption by Tax-Exempt of stated liabilities of MIT II, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of MIT II prepared by the Treasurer of MIT II, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Tax-Exempt Shares; (ii) such Tax-Exempt Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) MIT II would be de-registered as an investment company under the 1940 Act; (iv) MIT II would be dissolved as a Massachusetts business trust; and (v) the outstanding shares of MIT II would be canceled.

     The number of Tax-Exempt Shares to be delivered to MIT II will be determined by dividing the aggregate net asset value of the shares of MIT II acquired by Tax-Exempt by the net asset value per share of the Class D shares of Tax-Exempt; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as MIT II and Tax-Exempt may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, the shares of MIT II had an aggregate net asset value (not including any Cash Reserve of MIT II) of $100,000. If the net asset value per Class D share of Tax-Exempt were $10 per share at the close of business on the Valuation Date, the number of Class D shares of Tax-Exempt to be issued would be 10,000 ($100,000
(divided by) $10). These 10,000 Class D shares of of Tax-Exempt would be distributed to the former shareholders of MIT II. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, MIT II will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Tax-Exempt Shares it receives. Each Shareholder will receive Class D shares of Tax-Exempt that corresponds to the shares of MIT II currently held by that Shareholder. Tax-Exempt will cause its transfer agent to credit and confirm an appropriate number of Tax-Exempt Shares to each Shareholder. Certificates for Tax-Exempt Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Tax-Exempt. Shareholders who wish to receive certificates representing their Tax-Exempt Shares must, after receipt of their confirmations, make a written request to Tax-Exempt's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of MIT II holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by MIT II or Tax-Exempt. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne, as set forth in this Proxy Statement and Prospectus under "Expenses of Solicitation," by MIT II, which expenses are expected to approximate $134,500. MIT II and Tax-Exempt will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of MIT II, and Tax-Exempt. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by May 31, 2001, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, MIT II shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of MIT II that received Tax-Exempt Shares. MIT II shall be de-registered as an investment company under the 1940 Act, dissolved under Massachusetts law promptly following the distributions of shares of Tax-Exempt to Shareholders of record of MIT II.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of MIT II (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Tax-Exempt Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if MIT II recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Prior to the NYSE's suspension of trading of MIT II's shares, which is currently expected to occur on the next business day after the Meeting (assuming Shareholders of MIT II approve the Reorganization Agreement at the Meeting), Shareholders will continue to be able to sell their shares of MIT II on the NYSE at the market price of the shares on the NYSE when the sell order is placed. Following the suspension of trading, Shareholders will no longer be able to sell their MIT II shares on the NYSE. On or after the Closing Date, however, Shareholders will be able to redeem their newly-issued shares of Tax-Exempt.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, MIT II will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of MIT II's investment company taxable income for all periods since the inception of MIT II through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of MIT II's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, MIT II and Tax-Exempt will receive an opinion of Mayer, Brown & Platt to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by MIT II and Tax-Exempt (including a representation to the effect that Tax-Exempt has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of MIT II acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of MIT II's assets in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of MIT II followed by the distribution by MIT II of the Tax-Exempt Shares to Shareholders in exchange for their MIT II shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and MIT II and Tax-Exempt will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of MIT II solely in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of MIT II;

     3. No gain or loss will be recognized by MIT II upon the transfer of the assets of MIT II to Tax-Exempt in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to Shareholders in exchange for their MIT II shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of MIT II for the Tax-Exempt Shares;

     5. The aggregate tax basis for the Tax-Exempt Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in MIT II held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Tax-Exempt Shares to be received by each Shareholder will include the period during which the shares of MIT II surrendered in exchange therefor were held (provided such shares in MIT II were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of MIT II acquired by Tax-Exempt will be the same as the tax basis of such assets of MIT II immediately prior to the Reorganization; and

     8. The holding period of the assets of MIT II in the hands of Tax-Exempt will include the period during which those assets were held by MIT II.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither MIT II nor Tax-Exempt has sought or will seek a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


DESCRIPTION OF SHARES OF TAX-EXEMPT AND MIT II AND THE ORGANIZATION OF THE TWO FUNDS

     Class D shares of Tax-Exempt to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Tax-Exempt and transferable without restrictions and will have no preemptive rights. As stated above, Class D shares of Tax-Exempt are not subject to any sales charge on purchase or redemption or any 12b-1 fee.

     Shares of MIT II (the only existing class of which is common) are entitled to one vote for each share held and to vote for the election of Trustees and on other matters submitted to meetings of shareholders. Shares of MIT II have no pre-emptive or conversion rights and the shares, when issued, are fully paid and non-assessable.

     The shareholders of Tax-Exempt are entitled to a full vote for each full share of beneficial interest held. Tax-Exempt is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of Tax-Exempt are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     Tax-Exempt's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in Tax-Exempt's Prospectus.

     Tax-Exempt is not required to hold annual meetings of shareholders and in ordinary circumstances Tax-Exempt does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and Tax-Exempt is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. MIT II, whose shares are listed on the NYSE, does hold annual meetings as required by the rules of the NYSE.

     Both Tax-Exempt and MIT II are entities of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of Tax-Exempt or MIT II. However, the Declaration of Trust of both funds contains an express disclaimer of shareholder liability for acts or obligations of Tax-Exempt or MIT II, requires that notice of such Tax-Exempt or MIT II obligations include such disclaimer, and provides for indemnification out of the Tax-Exempt's or MIT II's property for any shareholder held personally liable for the obligations of Tax-Exempt or MIT II. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Tax-Exempt or MIT II themselves would be unable to meet their obligations. Given the above limitations on shareholder personal liability, and the nature of Tax-Exempt's and MIT II's assets and operations, the possibility of Tax-Exempt or MIT II being unable to meet their obligations is remote and thus, in the opinion of Massachusetts counsel to Tax-Exempt and MIT II, the risk to Tax-Exempt and MIT II shareholders of personal liability is remote.

     MIT II presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of MIT II, to cause it to engage in certain transactions or to modify its structure. The Board of Trustees is divided into three classes, each having a term of three years. Each year the term of one class expires. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. In addition, the affirmative vote or consent of the holders of 80% of the shares of MIT II (a greater vote than that required by the 1940 Act and greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of MIT II from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

      (i) merger or consolidation of MIT II with or into any other corporation;

     (ii) issuance of any securities of MIT II to any person or entity for cash;

    (iii) sale, lease or exchange of all or any substantial part of the assets of MIT II, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

     (iv) sale, lease or exchange to MIT II, in exchange for securities of MIT II, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of MIT
II. However, such 80% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction (as the Board has done with respect to the Reorganization), in which case, with respect to (i) and (iii) above, a majority shareholder vote or consent will be required, and, with respect to (ii) and
(iv) above, no shareholder vote or consent would be required. Furthermore, any amendment to the provisions in the Declaration of Trust requiring an 80% shareholder vote or consent for the foregoing transactions similarly requires an 80% shareholder vote or consent.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Tax-Exempt and MIT II as of August 31, 2000 and on a pro forma combined basis as if the Reorganization had occurred on that date:


                                                                                       NET ASSET
                                                                           SHARES        VALUE
                                                       NET ASSETS       OUTSTANDING    PER SHARE
                                                   -----------------   -------------   ----------
MIT II                                              $  238,283,065      24,301,666      $ 9.81

Tax-Exempt
 (Class A)                                          $   18,257,997       1,596,984      $11.43
 (Class B)                                          $  142,841,544      12,442,278      $11.48
 (Class C)                                          $   11,157,397         973,960      $11.46
 (Class D)                                          $  856,258,319      74,945,142      $11.43
Total Tax-Exempt (Class A-D)                        $1,028,515,257          --            --

Combined Fund (pro forma) (Tax-Exempt after the
 Reorganization)
 (Class A)                                          $   18,257,997       1,596,984      $11.43
 (Class B)                                          $  142,841,544      12,442,278      $11.48
 (Class C)                                          $   11,157,397         973,960      $11.46
 (Class D)                                          $1,094,541,384      95,792,304      $11.43
Total Combined Fund (pro forma) (Tax-Exempt)
 (Class A-D)                                        $1,266,798,322          --            --


APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     MIT II and Tax-Exempt have similar investment objectives. MIT II seeks to provide current income exempt from federal income tax; Tax-Exempt seeks to provide a high level of current income exempt from federal income tax consistent with preservation of capital.

     Tax-Exempt invests at least 80% of its total assets in securities that pay interest exempt from federal income taxes, in accordance with its investment objectives set forth above. Tax-Exempt invests at least 75% of its net assets in (i) municipal bonds rated within the three highest grades by either Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch"); (ii) municipal notes rated within the two highest grades by Moody's, S&P or Fitch, or, if not rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and (iii) municipal commercial paper rated within the highest grade by such rating organizations. Tax-Exempt may invest up to 25% of its assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, Tax-Exempt may only invest up to 5% of its assets in municipal obligations rated below investment grade (Ba or BB or lower by Moody's or S&P), commonly known as "junk bonds." Unrated securities may be purchased by Tax-Exempt if such securities are judged by the Investment Manager to be of comparable quality to the rated securities described above. Other than its investment objectives, the foregoing investment policies of Tax-Exempt may be changed without shareholder approval.

     MIT II invests at least 80% of its net assets in municipal obligations and certain municipal obligations in which MIT II may invest without limit may be subject to the alternative minimum tax. MIT II invests at least 65% of its total assets in: (a) Municipal Bonds which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or S&P; (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody's or in the three highest grades by S&P, or, if not rated, whose issuers have outstanding one or more issues of Municipal Bonds rated within the four highest grades by Moody's or S&P; and (c) Municipal Commercial Paper which at the time of purchase is rated within the highest grade by either Moody's or S&P. MIT II may invest up to 35% of its assets in junk bonds and unrated obligations. Thus, with respect to this portion of the portfolio, MIT II may invest in instruments rated as low as C by Moody's or S&P. Securities rated Ba or lower by Moody's or BB or lower by S&P are considered to be speculative investments and are commonly known as junk bonds. A general description of Moody's and S&P ratings of Municipal Bonds, Notes and Commercial Paper is set forth in Tax-Exempt's "Statement of Additional Information."

     MIT II may invest any amount of its assets in securities that pay interest subject to the "alternative minimum tax" ("AMT") with the result that some taxpayers may have to pay tax on income distributions from MIT II. Tax-Exempt may only invest up to 20% of its assets in securities subject to the AMT unless the fund has adopted a temporary defensive posture as set forth below.

     Both MIT II and Tax-Exempt may invest up to 20% of their respective assets in taxable money market instruments.

     Both MIT II and Tax-Exempt may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in attempting to respond to adverse market conditions and during a temporary defensive period each fund may invest more than 20% of its assets in investments, the income of which may be subject to federal income taxes. In addition, during such a defensive posture, Tax-Exempt may also invest any amount of its assets in tax-exempt securities subject to the AMT.

     The foregoing investment objective and policies of MIT II are fundamental and may not be changed without the approval of MIT II shareholders.

     MIT II may invest up to 10% of the value of its total assets, at the time of purchase, in Municipal Obligations denominated and payable in foreign currency, in an effort to increase the income of the fund. Such Obligations are issued by municipalities in the United States when it is believed that denomination in a foreign currency would be more attractive to potential purchasers.

     Both MIT II and Tax-Exempt may invest up to 10% of their respective assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rates on the obligations will increase and if market interest rates increase, the interest rates on the obligations will fall.

     Both MIT II and Tax-Exempt may purchase securities on a when-issued or delayed delivery basis or, in the case of Tax-Exempt, may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the funds' assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis (Tax-Exempt) may increase the volatility of their respective net asset value.

     Both MIT II and Tax-Exempt may purchase variable rate or floating rate municipal obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right to demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit of purchasing obligations with a demand feature is that liquidity, and the ability to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     Both MIT II and Tax-Exempt may enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such investments. Repurchase agreements may be viewed as a type of secured lending and typically involve the acquisition by a fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits. It is the policy of MIT II and Tax-Exempt not to invest in repurchase agreements that do not mature within seven days, if any such investments amount to more than 10% of MIT II's total assets or amount to 10% of Tax-Exempt's net assets together with any other illiquid assets held by Tax-Exempt.

     Both MIT II and Tax-Exempt may lend their portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% for Tax-Exempt and 102% for MIT II of the market value, determined daily, of the loaned securities. The advantage of these loans is that the fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. Tax-Exempt may not lend more than 25% of the value of its total assets while MIT II may not lend more than 10% of the value of its total assets. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by either fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the fund. Any gain or loss in the market price during the loan period would inure to the fund.

     Both MIT II and Tax-Exempt may purchase and sell financial futures contracts and may purchase and write put and call options on such futures contracts for the purpose of hedging its portfolio securities against changes in prevailing interest rates. Both funds may invest in municipal bond index futures. The funds may not purchase and sell futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of each fund's total assets. Both funds may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of their respective portfolios. The funds will only write covered call or put options, or buy call or put options, which are listed on national securities exchanges. The funds may not write covered options in an amount exceeding 20% of the value of their respective total assets. The funds will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the respective fund's total assets.

     Both MIT II and Tax-Exempt may invest in illiquid securities. MIT II may invest in such securities in an amount up to 25% of its total assets while Tax-Exempt may only invest in such securities in an amount up to 10% of its net assets.

     Both MIT II and Tax-Exempt may borrow money. MIT II may borrow money from a bank for temporary or emergency purposes or for the repurchase of its shares provided that immediately after such borrowing the amount borrowed does not exceed 331/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Tax-Exempt may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     Tax-Exempt may purchase securities on a when, as and if issued basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the fund until the Investment Manager determines that issuance of the security is probable. At that time, the fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. The value of the fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the fund, may not exceed 5% of the value of the fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the fund at the time of sale.

     Tax-Exempt may invest in zero coupon securities. Zero coupon securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. A zero coupon security pays no interest to its holder during its life.

     The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of Tax-Exempt's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in Tax-Exempt's Prospectus and "Description of the Fund and Its Investments and Risks" in Tax-Exempt's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by MIT II and Tax-Exempt as fundamental policies are substantially similar. MIT II's investment restrictions and their similarities or differences with Tax-Exempt's investment restrictions are summarized below. A full description of Tax-Exempt's investment restrictions can be found under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in Tax-Exempt's Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act.

     MIT II may not:

     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except that this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Tax-Exempt has a similar restriction but as to 100% of its total assets.

     2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities). Tax-Exempt has an identical restriction.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. In addition, the fund reserves the right to invest 25% or more of its assets in any of the following types of Municipal Obligations, provided that the percentage of the Trust's total assets in private activity bonds in any one category does not exceed 25% of the fund's total assets: health facility obligations, housing obligations, single family mortgage revenue bonds, industrial revenue obligations (including pollution control obligations), electric utility obligations, airport facility revenue obligations, water and sewer obligations, university and college revenue obligations, bridge authority and toll road obligations and resource recovery obligations. Tax-Exempt has a similar restriction.

     4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities. Tax-Exempt has an identical restriction.

     5. Invest in common stock. Tax-Exempt has an identical restriction.

     6. Invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or any officer or director of the Investment Adviser or Dean Witter Reynolds owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. Tax-Exempt has a substantially identical restriction.

     7. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein. Tax-Exempt has an identical restriction.

     8. Purchase or sell commodities except that the fund may purchase or sell financial futures contracts and related options thereon. Tax-Exempt has a substantially similar restriction.

     9. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs. Tax-Exempt has a similar restriction.

     10. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities. Tax-Exempt has an identical restriction.

     11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. Tax-Exempt has an identical restriction.

     12. Borrow money, except that the fund may borrow from a bank for temporary or emergency purposes or for repurchase of its shares provided that immediately after such borrowing the amount borrowed does not exceed 331/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities which are outstanding at the time). Tax-Exempt may only borrow for temporary or emergency purposes and only in amounts not exceeding 5% of the value of its total assets (not including the amount borrowed).

     13. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Restriction 12. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets. Tax-Exempt has an identical restriction.

     14. Issue senior securities as defined in the Act, except insofar as the fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities. Tax-Exempt has an identical restriction.

     15. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities. Tax-Exempt has a substantially similar restriction.

     16. Make short sales of securities. Tax-Exempt has an identical restriction.

     17. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. Tax-Exempt has an identical restriction.

     18. Engage in the underwriting of securities, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. Tax-Exempt has an identical restriction.

     19. Invest for the purpose of exercising control or management of any other issuer. Tax-Exempt has an identical restriction.


                      ADDITIONAL MATTERS REGARDING MIT II

     This section sets forth additional information about MIT II which is not contained elsewhere in this Proxy Statement and Prospectus.

HISTORY OF PUBLIC TRADING OF MIT II'S SHARES

     Shares of MIT II trade on the New York Stock Exchange under the symbol "TFB". The following table shows the history of public trading of the shares of beneficial interest of MIT II by quarter for the last two fiscal years. The table sets forth the per share high market price and the per share low market price on the NYSE for each completed fiscal quarter and the corresponding net asset value for that market price as well as the discount (expressed as a percentage of net asset value) represented by the difference between the market price and its corresponding net asset value:

                            MARKET     NET ASSET   PERCENTAGE     MARKET    NET ASSET   PERCENTAGE
QUARTER ENDED             PRICE-HIGH     VALUE      DISCOUNT    PRICE-LOW     VALUE      DISCOUNT
------------------------ ------------ ----------- ------------ ----------- ----------- -----------
    September 30, 2000     $ 9.4375     $ 9.81        3.80%      $8.4375     $ 9.71       13.11%
    June 30, 2000          $ 8.7500     $ 9.61        8.95%      $8.0000     $ 9.32       14.16%
    March 31, 2000         $ 8.3750     $ 9.61       12.85%      $7.8750     $ 9.40       16.22%
    December 31, 1999      $ 8.5000     $ 9.57       11.18%      $7.8125     $ 9.48       17.59%
    September 30, 1999     $ 8.6250     $ 9.89       12.79%      $7.8750     $ 9.64       18.31%
    June 30, 1999          $ 9.0000     $10.23       12.02%      $8.3750     $10.00       16.25%
    March 31, 1999         $ 9.5000     $10.31        7.95%      $8.9062     $10.26       13.19%
    December 31, 1998      $ 9.6875     $10.28        5.76%      $9.1250     $10.60       13.92%

     The MIT II shares generally have traded at a discount from net asset value since February 4, 1994. On October 25, 2000, the shares traded at a market price of $9.3437 with a net asset value of $9.74.


INVESTMENT ADVISOR

     MIT II's investment adviser, MSDW Advisors, maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998. MSDW Advisors together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $155 billion in assets under managements as of September 30, 2000. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. MSDW has its offices at 1585 Broadway, New York, New York 10036.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Executive Vice President, Secretary and General Counsel. Messrs. Merin, Robison and Fink also serve as officers of MIT II.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.


PORTFOLIO MANAGEMENT

     Since March 1993, James F. Willison has been the primary portfolio manager of MIT II and has been the person primarily responsible for the day-to-day portfolio management of MIT II's portfolio. Mr. Willison has been a portfolio manager with MIT II's Investment Advisor for over five years.

EXPENSES BORNE BY MIT II

     Under the Advisory Agreement, MIT II is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Advisor, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by MIT II for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by MIT II; brokers' commissions chargeable to MIT II in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of MIT II; all costs and expenses in connection with registration and maintenance of registration of MIT II and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparing, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of MIT II's Administrator or Investment Advisor or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of MIT II, and independent accountants in connection with any matter relating to MIT II (not including compensation or expenses of attorneys employed by the Administrator or Investment Advisor); membership dues of industry associations; interest payable on borrowings; fees and expenses incident to the listing of MIT II's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of MIT II which inure to its benefit; extraordinary expenses (including, but not limited to legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of MIT II's operations unless otherwise explicitly provided in the Advisory Agreement. MIT II is not responsible for expenses assumed by the Administrator under the Administration Agreement.


              ADDITIONAL INFORMATION ABOUT MIT II AND TAX-EXEMPT


GENERAL

     MIT II was organized as a "Massachusetts business trust" under the laws of the Commonwealth of Massachusetts on March 15, 1988 and commenced operations as a closed-end registered investment company on June 1, 1988. For a discussion of the organization and operation of Tax-Exempt, see "Fund Management" and "Investment Objective" in Tax-Exempt's Prospectus.

     The Board of Trustees of each of MIT II and Tax-Exempt oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager or Investment Advisor, as the case may be, to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of each Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of each Fund and its shareholders.

FINANCIAL INFORMATION

     For certain financial information about Tax-Exempt, see "Financial Highlights" and "Past Performance" in Tax-Exempt's Prospectus, and for certain financial information about MIT II, see MIT II's Annual Report for its fiscal year ended December 31, 1999 and succeeding Semi-Annual Report for the six months ended June 30, 2000.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Tax-Exempt, see "Fund Management" in Tax-Exempt's Prospectus and "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information and, with respect to MIT II, see "Additional Matters Regarding MIT II" above.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of MIT II and Tax-Exempt, and information regarding shareholder inquiries, see the discussion herein under "The Reorganization -- Description of Shares of Tax-Exempt and MIT II" and "Available Information" as well as "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information.


CUSTODIAN AND TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for each of MIT II's and Tax-Exempt's shares and the Dividend Disbursing Agent for payment of dividends and distributions on their respective shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311. The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the assets of both MIT II and Tax-Exempt.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     MIT II and Tax-Exempt are each qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and each generally distributes sufficient income and gains so that it will not pay corporate income tax on its earnings. Income dividend distributions made by MIT II or Tax-Exempt are exempt from federal income taxes, to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local taxes. Additionally, income derived from some municipal securities are subject to the federal "alternative minimum tax" and although interest on these securities is generally exempt from federal income tax, some shareholders who have many deductions or exemptions nevertheless may have to pay tax on the income. Capital gain distributions are normally subject to federal income tax when they are paid. Any short-term capital gain distributions are taxable to shareholders as ordinary income. Any long-term capital gain distributions are taxable to shareholders as long-term capital gains, no matter how long a shareholder has owned shares in MIT II or Tax-Exempt. After the end of each calendar year, MIT II and Tax-Exempt shareholders are sent a statement showing the taxable distributions paid to them in the previous year. The statement provides information on their dividends and capital gains for tax purposes.

     For a further discussion of Tax-Exempt's and MIT II's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in Tax-Exempt's Prospectus as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions" with respect to both Tax-Exempt and MIT II.

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Tax-Exempt's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in Tax-Exempt's Prospectus.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Tax-Exempt's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 1999 and its Semi-Annual Report for the six month period ended June 30, 2000, each accompanying this Proxy Statement and Prospectus. For a discussion of the performance of MIT II, see MIT II's Annual Report for its fiscal year ended December 31, 1999 and the Semi-Annual Report for the six months ended June 30, 2000.


                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Tax-Exempt, for the year ended December 31, 1999, and the financial statements of MIT II for the year ended December 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part. These financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP, as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Tax-Exempt will be passed upon by Mayer, Brown & Platt, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

     Additional information about MIT II and Tax-Exempt is available, as applicable, in the following documents which are incorporated herein by reference: (i) Tax-Exempt's Prospectus dated February 24, 2000, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 23 to Tax-Exempt's Registration Statement on Form N-1A (File Nos. 2-66268; 811-2979); (ii) Tax-Exempt's Annual Report for its fiscal year ended December 31, 1999, and its succeeding Semi-Annual Report for the six months ended June 30, 2000, accompanying this Proxy Statement and Prospectus; and (iii) MIT II's Annual Report for its fiscal year ended December 31, 1999 and its succeeding Semi-Annual Report for the six months ended June 30, 2000. The foregoing documents may be obtained without charge by calling
(800) 869-NEWS (toll-free).

     MIT II and Tax-Exempt are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about MIT II and Tax-Exempt which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

     The shares of beneficial interest of MIT II are listed on the NYSE and, in accordance with the requirements of the NYSE, MIT II files proxy materials, reports and other information with the NYSE. These materials can be inspected at the New York Stock Exchange located at 11 Wall Street, New York, NY 10005 or by telephoning the NYSE at (212) 656-3000.

                                OTHER BUSINESS

     Management of MIT II knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees


                                      Barry Fink, Secretary


October 27, 2000

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of August, 2000, by and between MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST, a Massachusetts business trust ("Tax-Exempt") and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II, a Massachusetts business trust ("MIT II").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Tax-Exempt of substantially all of the assets of MIT II in exchange for the assumption by Tax-Exempt of all stated liabilities of MIT II and the issuance by Tax-Exempt of Class D shares of beneficial interest, par value $0.01 per share (the "Tax-Exempt Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of MIT II in liquidation of MIT II as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF MIT II

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, MIT II agrees to assign, deliver and otherwise transfer the MIT II Assets (as defined in paragraph 1.2) to Tax-Exempt and Tax-Exempt agrees in exchange therefor to assume all of MIT II stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to MIT II the number of Tax-Exempt Shares, including fractional Tax-Exempt Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "MIT II Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by MIT II, and any deferred or prepaid expenses shown as an asset on MIT II's books on the Valuation Date.

     (b) On or prior to the Valuation Date, MIT II will provide Tax-Exempt with a list of all of MIT II assets to be assigned, delivered and otherwise transferred to Tax-Exempt and of the stated liabilities to be assumed by Tax-Exempt pursuant to this Agreement. MIT II reserves the right to sell any of the securities on such list but will not, without the prior approval of Tax-Exempt, acquire any additional securities other than securities of the type in which Tax-Exempt is permitted to invest and in amounts agreed to in writing by Tax-Exempt. Tax-Exempt will, within a reasonable time prior to the Valuation Date, furnish MIT II with a statement of Tax-Exempt's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Tax-Exempt's investment objective, policies and restrictions. In the event that MIT II holds any investments that Tax-Exempt is not permitted to hold, MIT II will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of MIT II and Tax-Exempt, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Tax-Exempt with respect to such investments, MIT II if requested by Tax-Exempt will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) MIT II will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Tax-Exempt will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of MIT II prepared by the Treasurer of MIT II, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, MIT II may establish a cash reserve, which shall not exceed 5% of MIT II's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by MIT II and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for MIT II to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, MIT II will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, MIT II will distribute Tax-Exempt Shares received by MIT II pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("MIT II Shareholders"). Each MIT II Shareholder will receive Class D shares of Tax-Exempt. Such distribution will be accomplished by an instruction, signed by the Secretary of MIT II, to transfer Tax-Exempt Shares then credited to MIT II's account on the books of Tax-Exempt to open accounts on the books of Tax-Exempt in the names of the MIT II Shareholders and representing the respective pro rata number of Tax-Exempt Shares due such MIT II Shareholders. All issued and outstanding shares of MIT II simultaneously will be canceled on MIT II's books; however, share certificates representing interests in MIT II will represent a number of Tax-Exempt Shares after the Closing Date as determined in accordance with paragraph 2.3. Tax-Exempt will issue certificates representing Tax-Exempt Shares in connection with such exchange only upon the written request of a MIT II Shareholder.

     1.6 Ownership of Tax-Exempt Shares will be shown on the books of Tax-Exempt's transfer agent. Tax-Exempt Shares will be issued in the manner described in Tax-Exempt's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Tax-Exempt Shares in a name other than the registered holder of Tax-Exempt Shares on MIT II's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Tax-Exempt Shares are to be issued and transferred.

     1.8 Any reporting responsibility of MIT II is and shall remain the responsibility of MIT II up to and including the date on which MIT II is dissolved pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, MIT II shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of MIT II as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of MIT II, such entity shall either
(i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of MIT II for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. MIT II shall be dissolved under Massachusetts law, promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of MIT II in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Tax-Exempt or their designee and Tax-Exempt or its designee shall comply with applicable record retention requirements to which MIT II is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the MIT II Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of MIT II of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in MIT II's initial registration statement on Form N-2 dated April 18, 1988 which procedures are similar to the valuation procedures in Tax-Exempt's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Tax-Exempt Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Tax-Exempt's then current Prospectus and Statement of Additional Information.

     2.3 The number of Tax-Exempt Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of MIT II shares (determined in accordance with paragraph 2.1) by the net asset value per share of Class D shares of Tax-Exempt (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of the shares of MIT II shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Tax-Exempt. Tax-Exempt shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time on January 29, 2001, or at such other time as the parties may agree. The Closing shall be held at Two World Trade Center, New York, New York, at the principal offices of MIT II and Tax-Exempt. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by MIT II and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Tax-Exempt, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by MIT II to the Custodian for the account of Tax-Exempt on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Tax-Exempt Securities Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Tax-Exempt and MIT II, accurate appraisal of the value of the net assets of Tax-Exempt or the MIT II Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, MIT II shall deliver to Tax-Exempt or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the MIT II Shareholders and the number and percentage ownership of outstanding MIT II shares owned by each such MIT II Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the MIT II Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Tax-Exempt shall issue and deliver to such Secretary a confirmation evidencing delivery of Tax-Exempt Shares to be credited on the Closing Date to Massachusetts Series or provide evidence satisfactory to MIT II that such Tax-Exempt Shares have been credited to MIT II's account on the books of Tax-Exempt. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF TAX-EXEMPT AND MIT II

     4.1 Except as otherwise expressly provided herein with respect to MIT II, Tax-Exempt and MIT II each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Tax-Exempt will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Tax-Exempt Shares ("Registration Statement"). MIT II will provide Tax-Exempt with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. MIT II will further provide Tax-Exempt with such other information and documents relating to MIT II as are reasonably necessary for the preparation of the Registration Statement.

     4.3 MIT II will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. MIT II will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Tax-Exempt will furnish MIT II with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Tax-Exempt as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 MIT II will assist Tax-Exempt in obtaining such information as Tax-Exempt reasonably requests concerning the beneficial ownership of MIT II shares.

     4.5 Subject to the provisions of this Agreement, Tax-Exempt and MIT II will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 MIT II shall furnish or cause to be furnished to Tax-Exempt within 30 days after the Closing Date a statement of MIT II's assets and liabilities as of the Closing Date, which statement shall be certified by MIT II's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, MIT II shall furnish Tax-Exempt, in such form as is reasonably satisfactory to Tax-Exempt, a statement certified by MIT II's Treasurer of earnings and profits of MIT II for Federal income tax purposes that will be carried over to Tax-Exempt pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, MIT II
(a) shall prepare and file all Federal and other tax returns and reports of MIT II required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Tax-Exempt agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Tax-Exempt represents and warrants to MIT II as follows:

         (a) Tax-Exempt is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of Tax-Exempt have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Tax-Exempt are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Tax-Exempt is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Tax-Exempt conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Tax-Exempt is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Tax-Exempt's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Tax-Exempt is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Tax-Exempt or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Tax-Exempt knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 1999, of Tax-Exempt audited by PricewaterhouseCoopers LLP (copies of which have been furnished to MIT II), fairly present, in all material respects, Tax-Exempt's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Tax-Exempt (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Tax-Exempt Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement. Tax-Exempt does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Tax-Exempt, and this Agreement constitutes a valid and binding obligation of Tax-Exempt enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Tax-Exempt's performance of this Agreement;

         (j) Tax-Exempt Shares to be issued and delivered to MIT II, for the account of the MIT II Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Tax-Exempt Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement;

         (k) All material Federal and other tax returns and reports of Tax-Exempt required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Tax-Exempt's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Tax-Exempt has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Tax-Exempt to continue to meet the requirements of Subchapter M of the Code;

         (m) Since December 31, 1999 there has been no change by Tax-Exempt in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Tax-Exempt for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Tax-Exempt) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 MIT II represents and warrants to Tax-Exempt as follows:

         (a) MIT II is a series of a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) MIT II is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of MIT II have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of MIT II are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and MIT II is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The Registration Statement of MIT II on Form N-2 conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) MIT II is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of MIT II's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MIT II is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MIT II or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and MIT II knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of MIT II for the year ended December 31, 1999, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to Tax-Exempt) fairly present, in all material respects, MIT II's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of MIT II (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) MIT II has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of MIT II are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "The Reorganization -- Description of Shares of Tax-Exempt and MIT II and the Organization of the Two Funds" in this Proxy Statement and Prospectus. MIT II does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Tax-Exempt pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of MIT II, and subject to the approval of MIT II's shareholders, this Agreement constitutes a valid and binding obligation of MIT II, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with MIT II's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of MIT II required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of MIT II's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, MIT II, has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of MIT II to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, MIT II will have good and valid title to the MIT II Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by MIT II which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Tax-Exempt will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of MIT II's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Tax-Exempt Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by MIT II for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) MIT II will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) MIT II has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) MIT II is not acquiring Tax-Exempt Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MIT II

     The obligations of MIT II to consummate the transactions provided for herein shall be subject, at its election, to the performance by Tax-Exempt of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Tax-Exempt contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Tax-Exempt shall have delivered to MIT II, a certificate of its President and Treasurer, in a form reasonably satisfactory to MIT II and dated as of the Closing Date, to the effect that the representations and warranties of Tax-Exempt made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MIT II shall reasonably request;

     6.3 MIT II shall have received a favorable opinion from Mayer, Brown & Platt, counsel to Tax-Exempt, dated as of the Closing Date, to the effect that:

         (a) Tax-Exempt is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Tax-Exempt and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by MIT II, is a valid and binding obligation of Tax-Exempt enforceable against Tax-Exempt in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Tax-Exempt Shares to be issued to MIT II Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information), and no shareholder of Tax-Exempt has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Tax-Exempt's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Tax-Exempt of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in Tax-Exempt's Prospectus dated February 24, 2000 and Statement of Additional Information dated February 24, 2000.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT

     The obligations of Tax-Exempt to complete the transactions provided for herein shall be subject, at its election, to the performance by MIT II of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of MIT II contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 MIT II shall have delivered to Tax-Exempt at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Tax-Exempt and dated as of the Closing Date, to the effect that the representations and warranties of MIT II made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Tax-Exempt shall reasonably request;

     7.3 MIT II shall have delivered to Tax-Exempt a statement of the MIT II Assets and its liabilities, together with a list of MIT II's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of MIT II;

     7.4 MIT II shall have delivered to Tax-Exempt within three business days after the Closing (a) a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that such firm has performed a limited review of the Federal and state income tax returns of MIT II for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of MIT II for the periods covered thereby; (b) a letter from Deloitte & Touche LLP dated as of the date of the Closing Date stating that for the period from December 31, 1999 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from December 31, 1999 to and including the Closing Date. Each respective letter shall contain a statement that based on such limited reviews, nothing came to their respective attention that caused them to believe that MIT II would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Tax-Exempt shall have received at the Closing a favorable opinion from Mayer, Brown & Platt, counsel to MIT II, dated as of the Closing Date to the effect that:

         (a) MIT II is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) MIT II is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by MIT II and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Tax-Exempt, is a valid and binding obligation of MIT II enforceable against MIT II in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate MIT II's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by MIT II of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the MIT II Assets shall include no assets that Tax-Exempt, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT AND MIT II

     The obligations of MIT II and Tax-Exempt hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of MIT II in accordance with the provisions of MIT II's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Tax-Exempt;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Tax-Exempt or MIT II to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Tax-Exempt or MIT II;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 MIT II shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the MIT II Shareholders all of MIT II's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown & Platt (based on such representations as such law firm shall reasonably request), addressed to Tax-Exempt and MIT II, which opinion may be relied upon by the shareholders of MIT II, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of MIT II's assets in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of MIT II followed by the distribution by MIT II of Tax-Exempt Shares to the MIT II Shareholders in exchange for their MIT II shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and MIT II and Tax-Exempt will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of MIT II solely in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of MIT II;

         (c) No gain or loss will be recognized by MIT II upon the transfer of the assets of MIT II to Tax-Exempt in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to the MIT II Shareholders in exchange for their MIT II shares;

         (d) No gain or loss will be recognized by the MIT II Shareholders upon the exchange of the MIT II shares for Tax-Exempt Shares;

         (e) The aggregate tax basis for Tax-Exempt Shares received by each MIT II Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the MIT II Shares held by each such MIT II Shareholder immediately prior to the Reorganization;

         (f) The holding period of Tax-Exempt Shares to be received by each MIT II Shareholder will include the period during which the MIT II Shares surrendered in exchange therefor were held (provided such MIT II Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of MIT II acquired by Tax-Exempt will be the same as the tax basis of such assets to MIT II immediately prior to the Reorganization; and

         (h) The holding period of the assets of MIT II in the hands of Tax-Exempt will include the period during which those assets were held by MIT II.

     Notwithstanding anything herein to the contrary, neither Tax-Exempt nor MIT II may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Tax-Exempt shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. MIT II shall bear, as set forth in the Proxy Statement and Prospectus contained in the Registration Statement, its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses incurred in connection with the consummation of the transactions contemplated herein. MIT II shall bear any other expenses in connection with the provisions of this Agreement including certain other legal and accounting fees and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of MIT II being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to MIT II's obligations specified in this Agreement), MIT II's only obligation hereunder shall be to reimburse Tax-Exempt for all reasonable out-of-pocket fees and expenses incurred by Tax-Exempt in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Tax-Exempt being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Tax-Exempt's obligations specified in this Agreement), Tax-Exempt's only obligation hereunder shall be to reimburse MIT II for all reasonable out-of-pocket fees and expenses incurred by MIT II in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of MIT II hereunder shall not survive the dissolution and complete liquidation of MIT II in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of MIT II and Tax-Exempt;

         (b) by either Tax-Exempt or MIT II by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before May 31, 2001; or

         (c) by either Tax-Exempt or MIT II in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if
     (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the MIT II shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or MIT II, or the trustees or officers of Tax-Exempt or MIT II, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or MIT II, or the trustees or officers of Tax-Exempt or MIT II, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Tax-Exempt hereunder are solely those of Tax-Exempt. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Tax-Exempt shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Tax-Exempt and signed by authorized officers of Tax-Exempt acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of MIT II hereunder are solely those of MIT II. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of MIT II shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of MIT II and signed by authorized officers of MIT II acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.


              MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II


                              By: /s/ CHARLES A. FIUMEFREDDO
                                  ----------------------------------------------
                                  Name:  Charles A. Fiumefreddo
                                  Title: Chairman


             MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST


                              By: /s/ BARRY FINK
                                  ----------------------------------------------
                                  Name:  Barry Fink
                                  Title: Vice President

                                                                       EXHIBIT B


                                             PROSPECTUS - FEBRUARY 24, 2000

Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
                                                     TAX-EXEMPT SECURITIES TRUST


[GRAPHIC OMITTED]


A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL




  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective ..........................    1
                            Principal Investment Strategies ...............    1
                            Principal Risks ...............................    2
                            Past Performance ..............................    4
                            Fees and Expenses .............................    6
                            Additional Investment Strategy Information ....    7
                            Additional Risk Information ...................    8
                            Fund Management ...............................    9

Shareholder Information     Pricing Fund Shares ...........................   10
                            How to Buy Shares .............................   10
                            How to Exchange Shares ........................   12
                            How to Sell Shares ............................   14
                            Distributions .................................   16
                            Tax Consequences ..............................   16
                            Share Class Arrangements ......................   18

Financial Highlights        ...............................................   25

Our Family of Funds         .................................. Inside Back Cover


         This Prospectus contains important information about the Fund.
           Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

The Fund will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. At least 75% of these municipal obligations will have the following ratings at the time of purchase:

o  municipal bonds --                 within the three highest grades by
                                      Moody's Investors Service Inc.
                                      ("Moody's"), Standard & Poor's
                                      Corporation ("S&P"), or Fitch IBCA,
                                      Inc. ("Fitch");

o  municipal notes --                 within the two highest grades or, if
                                      not rated, have outstanding bonds
                                      within the three highest grades by
                                      Moody's, S&P or Fitch; and

o  municipal commercial paper --      within the highest grade by
                                      Moody's, S&P or Fitch.

The Fund may invest up to 25% of its assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, the Fund may only invest up to 5% of its assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

The Fund may invest up to 10% of its assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The Fund may invest up to 20% of its assets in taxable money market instruments or securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.


[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                      HOW INTEREST RATES AFFECT BOND PRICES

                                        PRICE PER $1,000 OF A MUNICIPAL BOND
                                                 IF INTEREST RATES:
                                           INCREASE*          DECREASE**
YEARS TO
MATURITY   BOND MATURITY    COUPON            1%      2%         1%        2%
  1             2000         3.95%           $990    $981      $1,010    $1,020
  5             2004         4.70%           $957    $916      $1,045    $1,093
  10            2009         5.05%           $926    $858      $1,082    $1,171
  20            2019         5.80%           $892    $799      $1,128    $1,278
  30            2029         5.95%           $875    $773      $1,155    $1,350

Source: Municipal Market Data (a division of Thomson Financial Municipal Group); "Aaa" yield curve as of 12/31/99. The table is not representative of price changes for inverse floating rate municipal obligations which typically respond to changes in interest rates to a greater extent than comparable obligations. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

* Assumes no effect from market discount calculation.

**Assumes bonds are non-callable.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its lease obligations investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
(end sidebar)

[GRAPHIC OMITTED]

                      ANNUAL TOTAL RETURNS--CALENDAR YEARS

                           YEAR           PERCENTAGE
                           1990              5.86%
                           1991             12.71%
                           1992              9.09%
                           1993             11.23%
                           1994             -5.55%
                           1995             17.37%
                           1996              3.61%
                           1997              8.73%
                           1998              6.11%
                           1999             -2.71%

The bar chart reflects the performance of Class D shares. All shares held prior to the Fund adopting its Multi-Class Structure on July 28, 1997 were designated Class D Shares. Prior to that date, shares were subject to a front-end sales charge, which is not reflected in the bar chart. The performance of the other Classes will differ because the Classes have different ongoing fees.

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.89% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.50% (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
Class A(1)                                 -6.95%        5.27%          5.73%
Class B(2)                                 -7.86%         --             --
Class C(2)                                 -4.29%         --             --
Class D(3)                                 -2.71%        6.42%          6.44%
Lehman Brothers Municipal Bond Index(4)    -2.06%        6.91%          6.89%

1 Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.
2   Classes B and C commenced operations on July 28, 1997.
3 Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.
4 The Lehman Brothers Municipal Bond Index tracks the performance of Municipal bonds with maturities of 2 years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investor Service, Inc. or Standard & Poor's Corp. The Index does not include any expenses, fees, or changes. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

                                                    CLASS A     CLASS B     CLASS C     CLASS D
  SHAREHOLDER FEES
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        4.25%1      None        None        None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)              None2       5.00%3      1.00%4      None

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 1999.
(end sidebar)

ANNUAL FUND OPERATING EXPENSES
Management fee                                       0.44%       0.44%       0.44%       0.44%
Distribution and service (12b-1) fees                0.13%       0.60%       0.70%       None
Other expenses                                       0.07%       0.07%       0.07%       0.07%
Total annual Fund operating expenses                 0.64%       1.11%       1.21%       0.51%

1  Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4  Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.

                   IF YOU SOLD YOUR SHARES:                IF YOU HELD YOUR SHARES:
            1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
  CLASS A    $488      $621      $767     $1,189      $488     $621      $767      $1,189
  CLASS B    $613      $653      $812     $1,352      $113     $353      $612      $1,352
  CLASS C    $223      $384      $665     $1,466      $123     $384      $665      $1,466
  CLASS D    $52       $164      $285     $640        $52      $164      $285      $640

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal strategies.

Lease Obligations. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to acquire equipment and facilities for public and private purposes.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

[GRAPHIC OMITTED]

FUND MANAGEMENT
----------------

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of January 31, 2000.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Group. James F. Willison, Senior Vice President and Director of the Tax-Exempt Fixed-Income Group of the Investment Manager has been a primary portfolio manager of the Fund since its inception. Joseph R. Arcieri, Senior Vice President of the Investment Manager, has been a primary portfolio manager of the Fund since February 1997. Mr. Willison and Mr. Arcieri have been portfolio managers with the Investment Manager for over five years.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 1999, the Fund accrued total compensation to the Investment Manager amounting to 0.44% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

An exception to the Fund's general pricing policy concerns its short-term debt securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdw.com/individual/funds
(end sidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
                                        MINIMUM INVESTMENT
INVESTMENT OPTIONS                   INITIAL      ADDITIONAL
Regular Accounts                     $1,000         $100
EasyInvest(SM)
(Automatically from your
checking or savings account
or Money Market Fund)                $100*          $100*

*  Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Tax-Exempt Securities Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS                PROCEDURES
Contact Your           To sell your shares, simply call your Morgan Stanley
Financial Advisor      Dean Witter Financial Advisor or other authorized
                       financial representative.

[GRAPHIC OMITTED]      Payment will be sent to the address to which the account
                       is registered or deposited in your brokerage account.

By Letter              You can also sell your shares by writing a
                       "letter of instruction" that includes:
                       o your account number;
                       o the dollar amount or the number
                         of shares you wish to sell;
                       o the Class of shares you wish to sell; and
[GRAPHIC OMITTED]      o the signature of each owner as it appears on the
                         account.

                       If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                       Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                       A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic             If your investment in all of the Morgan Stanley Dean
Withdrawal Plan        Witter Family of Funds has a total Withdrawal Plan
[GRAPHIC OMITTED]      market value of at least $10,000, you may elect to
                       withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                       $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.

                       Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.

                       To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                       --------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                   MAXIMUM
CLASS     SALES CHARGE                                         ANNUAL 12B-1 FEE
  A       Maximum 4.25% initial sales charge reduced for
          purchases of $25,000 or more; shares sold
          without an initial sales charge are generally
          subject to a 1.0% CDSC during the first year               0.25%
  B       Maximum 5.0% CDSC during the first year
          decreasing to 0% after six years                           0.60%
  C       1.0% CDSC during the first year                            0.70%
  D       None                                                       None

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                                   FRONT-END SALES CHARGE
AMOUNT OF                                 PERCENTAGE OF       APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                      PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
  Less than $25,000                            4.25%                   4.44%
  $25,000 but less than $50,000                4.00%                   4.17%
  $50,000 but less than $100,000               3.50%                   3.63%
  $100,000 but less than $250,000              2.75%                   2.83%
  $250,000 but less than $1 million            1.75%                   1.78%
  $1 million and over                            0                       0

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/ or brokerage services.

o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                             CDSC AS A PERCENTAGE OF
YEAR SINCE PURCHASE PAYMENT MADE                AMOUNT REDEEMED
First                                                5.0%
Second                                               4.0%
Third                                                3.0%
Fourth                                               2.0%
Fifth                                                2.0%
Sixth                                                1.0%
Seventh and thereafter                               None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold. A lower CDSC schedule applies in most cases to shares of the Fund acquired in connection with the reorganization of Dean Witter National Municipal Trust and the Fund on November 7, 1997.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are also subject to an annual 12b-1 fee of 0.60% of the average daily net assets of Class B.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.70% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/ or brokerage services.

o Certain unit investment trusts sponsored by Dean Witter Reynolds.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

Meeting Class D Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                                    FOR THE PERIOD
                                                          FOR THE                FOR THE            JULY 28, 1997*
                                                        YEAR ENDED             YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
 CLASS A
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                    $12.02                 $12.09                  $12.00
 Income (loss) from investment operations:
  Net investment income                                    0.58                   0.59                    0.25
  Net realized and unrealized gain (loss)                 (0.91)                  0.10                    0.14
                                                        --------               --------                 -----
 Total income (loss) from investment operations           (0.33)                  0.69                    0.39

 Less dividends and distributions from:
  Net investment income                                   (0.58)                 (0.59)                  (0.25)
  Net realized gain                                       (0.03)                 (0.17)                  (0.05)
                                                        --------               --------                 ------
 Total dividends and distributions                        (0.61)                 (0.76)                  (0.30)
 Net asset value, end of period                          $11.08                 $12.02                  $12.09
 TOTAL RETURN+                                            (2.82)%                 5.86%                   3.31%(1)

 RATIOS TO AVERAGE NET ASSETS:

 Expenses                                                  0.64%(4)(5)            0.74%(4)(5)             0.76%(2)(3)
 Net investment income                                     4.98%(5)               4.88%(5)                4.96%(2)

 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands                $17,198                $15,041                  $3,857
 Portfolio turnover rate                                     13%                    15%                     16%


*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                    FOR THE PERIOD
                                                          FOR THE                FOR THE            JULY 28, 1997*
                                                        YEAR ENDED             YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
 CLASS B
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                      $12.07                $12.14                  $12.00
                                                          --------               --------               --------
 Income (loss) from investment operations:
  Net investment income                                      0.53                  0.55                    0.23
  Net realized and unrealized gain (loss)                   (0.91)                 0.10                    0.19
                                                          --------               --------               --------
 Total income (loss) from investment operations             (0.38)                 0.65                    0.42
                                                          --------               --------               --------
 Less dividends and distributions from:
  Net investment income                                     (0.53)                (0.55)                  (0.23)
  Net realized gain                                         (0.03)                (0.17)                  (0.05)
                                                          --------               --------               --------
 Total dividends and distributions                          (0.56)                (0.72)                  (0.28)
                                                          --------               --------               --------
 Net asset value, end of period                            $11.13                $12.07                  $12.14

 TOTAL RETURN+                                              (3.25)%                5.47%                   3.57%(1)

 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                    1.11%(4)(5)           1.10%(4)(5)             1.14%(2)(3)
 Net investment income                                       4.51%(5)              4.52%(5)                4.87%(2)

SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands                  $139,786              $132,303                 $95,573
 Portfolio turnover rate                                       13%                   15%                     16%


*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                               FOR THE PERIOD
                                                     FOR THE                FOR THE            JULY 28, 1997*
                                                   YEAR ENDED             YEAR ENDED               THROUGH
                                                DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
 CLASS C
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                $12.04                $12.11                 $12.00
 Income (loss) from investment operations:
  Net investment income                                0.51                  0.53                   0.23
  Net realized and unrealized gain (loss)             (0.91)                 0.10                   0.16
                                                   --------              ---------              ---------
 Total income (loss) from investment
 operations                                           (0.40)                 0.63                   0.39
 Less dividends and distributions from:
  Net investment income                               (0.51)                (0.53)                 (0.23)
  Net realized gain                                   (0.03)                (0.17)                 (0.05)
                                                   --------              ---------              ---------
 Total dividends and distributions                    (0.54)                (0.70)                 (0.28)
 Net asset value, end of period                      $11.10                $12.04                 $12.11
 TOTAL RETURN+                                        (3.37)%                5.36%                  3.28%(1)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                              1.21%(4)(5)           1.20%(4)(5)            1.20%(2)(3)
 Net investment income                                 4.41%(5)              4.34%(5)               4.41%(2)
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands            $10,025                $7,599                 $2,953
 Portfolio turnover rate                                 13%                   15%                    16%

*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


YEARS ENDED DECEMBER 31                               1999                 1998*              1997*           1996           1995
CLASS D
SELECTED PER-SHARE DATA:
Net asset value, beginning of period                 $12.01               $12.08              $11.77         $12.09         $11.01
Income (loss) from investment operations:
  Net investment income                                0.59                 0.62                0.63           0.65           0.67
  Net realized and unrealized gain (loss)             (0.91)                0.10                0.36          (0.24)          1.19
                                                     ------               ------              ------         ------         ------
Total income (loss) from investment operations        (0.32)                0.72                0.99           0.41           1.86
Less dividends and distributions from:
  Net investment income                               (0.59)               (0.62)              (0.63)         (0.65)         (0.67)
  Net realized gain                                   (0.03)               (0.17)              (0.05)         (0.08)         (0.11)
                                                     ------               ------              ------         -------        ------
Total dividends and distributions                     (0.62)               (0.79)              (0.68)         (0.73)         (0.78)
Net asset value, end of period                       $11.07               $12.01              $12.08         $11.77         $12.09
TOTAL RETURN+                                         (2.71)%               6.11%               8.73%          3.61%         17.37%
RATIOS TO AVERAGE NET ASSETS:
Expenses                                               0.51%(1)(2)          0.50%(1)(2)         0.49%          0.48%          0.48%
Net investment income                                  5.11%(2)             5.12%(2)            5.34%          5.52%          5.76%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $853,216           $1,023,246          $1,096,998     $1,190,034     $1,325,308
Portfolio turnover rate                                  13%                  15%                 16%            18%            21%

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------

GROWTH FUNDS

GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
21st Century Trend Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund -- "Best Ideas" Portfolio
European Growth Fund
Fund of Funds -- International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------

GROWTH & INCOME FUNDS

Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds -- Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund

Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund

--------------------------------------------------------------------------------

INCOME FUNDS

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund(NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund(MM)
U.S. Government Money Market Trust(MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust(MM)
New York Municipal Money Market Trust(MM)
Tax-Free Daily Income Trust(MM)

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's Prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                           PROSPECTUS - FEBRUARY 24, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                          WWW.MSDW.COM/INDIVIDUAL/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOLS:

  Class A:          TAXAX           Class C:          TAXCX
  Class B:          TAXBX           Class D:          TAXDX

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2979)

Morgan Stanley Dean Witter


TAX-EXEMPT SECURITIES TRUST


[GRAPHIC OMITTED]




A MUTUAL FUND THAT SEEKS TO
PROVIDE A HIGH LEVEL OF CURRENT
INCOME EXEMPT FROM FEDERAL
INCOME TAX, CONSISTENT WITH
THE PRESERVATION OF CAPITAL

                                                                       EXHIBIT C


              MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II


TERMS & PROVISIONS OF THE
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

(A) Shareholders of the Trust (except brokers, and nominees of banks and financial institutions) may participate in the Dividend Reinvestment Plan ("the Plan") and will be deemed to have appointed Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (the "Transfer Agent") as their Transfer Agent to act on their behalf under the Plan. Under the Plan, dividends and distributions ("distributions") will be reinvested in additional Shares of the Trust. The Plan will continue in effect for each shareholder as to all future distributions until terminated.

(B) The payment date for distributions will generally be approximately two weeks after the record date.

(C) Whenever the Trust declares a dividend or other distribution, it will pay the amount thereof to the Transfer Agent on behalf of shareholders under the Plan in cash which the Transfer Agent will forward to the Plan agent to buy Shares in the open market for the participants' accounts. Market price for the purpose of the Plan will be the market price of the Shares on a national securities exchange or, in the event the Shares are not listed on a securities exchange at the time, market price will be the asked price, or the mean of the asked prices if more than one is available, of the Shares in the over-the-counter market.

(D) The cost of full and fractional Shares acquired for each shareholder's account in connection with a particular distribution shall be determined by the average cost per share of the Shares acquired by the Transfer Agent in connection with that distribution. Shareholders will receive a confirmation showing the average cost of Shares acquired as soon as practicable after the Transfer Agent has received the Shares purchased by the Plan agent. The Transfer Agent may mingle the cash in a shareholder's account with similar funds of other shareholders of the Trust for whom it acts as Transfer Agent under the Plan.

(E) As used herein, the term "market price" means the closing price of the Trust's Shares on a national securities exchange plus expected brokerage commissions.

(F) There is no service charge by the Transfer Agent to shareholders who participate in the Plan. However, the Trust reserves the right to amend the Plan in the future to include a service charge. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

(G) The Transfer Agent will maintain the shareholder's account, hold the additional Shares acquired through the Plan in safekeeping and furnish him or her with written confirmation of all transactions in the account. Upon written request to the Transfer Agent signed by the shareholder, a certificate for all full Shares in a shareholder's account will be sent to the shareholder, but the shareholder will continue to be a participant in the Plan unless he requests termination.

(H) Shareholders may terminate their participation in the Plan at any time and elect to receive distributions in cash by notifying the Transfer Agent in writing. Such notification must be received prior to the record date of any distribution. There will be no charge or other penalty for such termination. Upon termination, the Transfer Agent will send the shareholder a share certificate for the number of full Shares in his or her account and a check for the market value of any fractional Share unless otherwise instructed by the shareholder.

(I) Brokers and nominees of banks and financial institutions are advised to contact the Transfer Agent in the event any beneficial owners of the Shares held in their names desire to participate in the Plan.

(J) Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan, or change the Transfer Agent. Any material change in the Plan will be applied to any distribution paid subsequent to notice thereof sent to participants in the Plan at least thirty days before the record date for such distribution. The Transfer Agent is to be liable only for wilful misconduct or negligence in acting as Transfer Agent under the Plan.

(K) For more information, please contact the Transfer Agent at the address above.

(L) Capital gains and income are realized on distributions reinvested pursuant to the Plan even though cash is not received.

                           MORGAN STANLEY DEAN WITTER
                           TAX-EXEMPT SECURITIES TRUST
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt") to be issued pursuant to an Agreement and Plan of Reorganization, dated August 24, 2000, between Tax-Exempt and Morgan Stanley Dean Witter Municipal Income Trust II ("MIT II") in connection with the acquisition by Tax-Exempt of substantially all of the assets, subject to stated liabilities, of MIT II. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated October 27, 2000. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Tax-Exempt at Two World Trade Center, New York, New York 10048 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


   The date of this Statement of Additional Information is October 27, 2000.

                               TABLE OF CONTENTS


                                                      PAGE
                                                      ----
INTRODUCTION .....................................     B-3
ADDITIONAL INFORMATION ABOUT TAX-EXEMPT ..........     B-3
FINANCIAL STATEMENTS .............................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated October 27, 2000 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to MIT II shareholders in connection with the solicitation of proxies by the Board of Trustees of MIT II to be voted at the Special Meeting of shareholders of MIT II to be held on January 23, 2001. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Tax-Exempt dated February 24, 2000.


                    ADDITIONAL INFORMATION ABOUT TAX-EXEMPT


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Tax-Exempt's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Tax-Exempt's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Tax-Exempt, see "Management of the Fund" and "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Tax-Exempt's investment manager, see "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information. For additional information about Tax-Exempt's independent auditors, see "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information. For additional information about other services provided to Tax-Exempt, see "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Tax-Exempt's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Tax-Exempt, see "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Tax-Exempt's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Tax-Exempt's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Tax-Exempt's policies regarding dividends and distributions and tax matters affecting Tax-Exempt and its shareholders, see "Taxation of the Fund and Shareholders" in Tax-Exempt's Statement of Additional Information.


DISTRIBUTION OF SHARES

     For additional information about Tax-Exempt's distributor and the distribution agreement between Tax-Exempt and its distributor, see "Investment Management and Other Services" and "Underwriters" in Tax-Exempt's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Tax-Exempt's performance, see "Calculation of Performance Data" in Tax-Exempt's Statement of Additional Information.


                             FINANCIAL STATEMENTS

     Tax-Exempt's most recent audited financial statements are set forth in Tax-Exempt's Annual Report for the fiscal year ended December 31, 1999. Tax-Exempt's updated, unaudited financial statements are set forth in its Semi-Annual Report for the six month period ended June 30, 2000. A copy of the Annual Report and the Semi-Annual Report of Tax-Exempt accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. MIT II's most recent audited financial statements are set forth in MIT II's Annual Report for the fiscal year ended December 31, 1999, and MIT II's updated unaudited financial statements are set forth in its Semi-Annual Report for the six month period ended June 30, 2000, which are incorporated by reference in the Proxy Statement and Prospectus.

             MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                                   (UNAUDITED)

                                                           MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                                          TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                         ------------------------------ ------------------------------
                                                             PRINCIPAL                      PRINCIPAL
                                     COUPON   MATURITY        AMOUNT                         AMOUNT
                                      RATE      DATE      (IN THOUSANDS)      VALUE       (IN THOUSANDS)      VALUE
                                     ------  ----------  ---------------- ------------- ---------------- -------------
TAX-EXEMPT MUNICIPAL
 BONDS (93.3%)
GENERAL OBLIGATION (15.7%)
North Slope Borough, Alaska,
 Ser 1992 A Conv (MBIA) ............ 5.90 %   06/30/03        $ 3,000      $ 3,091,200           --               --
 Ser 1994 B (FSA) .................. 0.00     06/30/05         15,000       11,587,350           --               --
 Ser 1995 A (MBIA) ................. 0.00     06/30/06         15,000       10,972,200           --               --
 Ser 1996 B (MBIA) ................. 0.00     06/30/06         10,000        7,314,800           --               --
 Ser 1996 B (MBIA) ................. 0.00     06/30/07         10,000        6,919,700           --               --
 Ser 1999 A (MBIA) ................. 0.00     06/30/10          9,500        5,521,875           --               --
Moulton-Niguel Water District,
 California, 1993 Refg (MBIA)....... 5.00     09/01/19             --               --       $4,400       $4,067,448
District of Columbia, Ser 1999 A
 (FSA) ............................. 5.375    06/01/24             --               --        2,000        1,868,640
Connecticut, College Savings
 1989 Ser A ........................ 0.00     07/01/08          4,000        2,640,040           --               --
Florida Board of Education,
 Capital Outlay Refg
  Ser 1999 B (MBIA) ................ 4.50     06/01/24          5,000        4,108,600           --               --
 Capital Outlay Ser 1998 A ......... 4.75     06/01/28          5,000        4,221,000           --               --
Hawaii, 1999 Ser CT (FSA) .......... 5.875    09/01/16             --               --        5,000        5,137,700
Honolulu City & County, Hawaii,
 Ser 1999 B (FGIC) ................. 5.00     07/01/22             --               --           --               --
Chicago, Illinois, Refg Ser 1995
 A-2 (AMBAC) ....................... 6.25     01/01/14             --               --           --               --
Washington Suburban Sanitary
 District, Maryland,
 Gen Constr Refg 1994 .............. 5.00     06/01/10             --               --        5,000        5,002,350
Massachusetts,
 Refg 1996 Ser A (AMBAC) ........... 6.00     11/01/10         20,000       21,547,199           --               --
 2000 Ser A ........................ 6.00     02/01/16             --               --        4,000        4,181,520
 2000 Ser B ........................ 6.00     06/01/16         10,000       10,432,200           --               --
 2000 Ser B ........................ 5.25     06/01/17             --               --        5,000        4,815,300
Berkley School District,
 Michigan, Refg Ser 1999
 (FGIC) ............................ 4.75     01/01/19             --               --           --               --
Clark County, Nevada,
 Transportation Ser 1992 A
 (AMBAC) ........................... 6.50     06/01/17          3,000        3,330,990           --               --
New York City, New York,
 1995 Ser D (MBIA) ................. 6.20     02/01/07          1,500        1,605,945        4,000        4,282,520
 1990 Ser D ........................ 6.00     08/01/07          1,925        1,927,118           --               --
 1990 Ser D ........................ 6.00     08/01/08          1,545        1,546,699           --               --
New York State,
 Refg Ser 1995 B ................... 5.625    08/15/09             --               --        5,000        5,142,800
 Refg Ser 1995 B ................... 5.70     08/15/10             --               --           --               --
North Carolina,
 1997 Ser A ........................ 5.20     03/01/16         10,000        9,728,800           --               --
 Public School Building
  Ser 1999 ......................... 4.60     04/01/17          8,000        7,037,120        5,000        4,398,200

                                       MORGAN STANLEY DEAN WITTER
                                       MUNICIPAL INCOME TRUST II               COMBINED
                                     ------------------------------ ------------------------------
                                         PRINCIPAL                      PRINCIPAL
                                          AMOUNT                         AMOUNT
                                      (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                     ---------------- ------------- ---------------- -------------
TAX-EXEMPT MUNICIPAL
 BONDS (93.3%)
GENERAL OBLIGATION (15.7%)
North Slope Borough, Alaska,
 Ser 1992 A Conv (MBIA) ............          --               --        $ 3,000      $ 3,091,200
 Ser 1994 B (FSA) ..................          --               --         15,000       11,587,350
 Ser 1995 A (MBIA) .................          --               --         15,000       10,972,200
 Ser 1996 B (MBIA) .................          --               --         10,000        7,314,800
 Ser 1996 B (MBIA) .................          --               --         10,000        6,919,700
 Ser 1999 A (MBIA) .................          --               --          9,500        5,521,875
Moulton-Niguel Water District,
 California, 1993 Refg (MBIA).......          --               --          4,400        4,067,448
District of Columbia, Ser 1999 A
 (FSA) .............................      $2,000       $1,868,640          4,000        3,737,280
Connecticut, College Savings
 1989 Ser A ........................          --               --          4,000        2,640,040
Florida Board of Education,
 Capital Outlay Refg
  Ser 1999 B (MBIA) ................       2,000        1,643,440          7,000        5,752,040
 Capital Outlay Ser 1998 A .........       3,000        2,532,600          8,000        6,753,600
Hawaii, 1999 Ser CT (FSA) ..........       2,000        2,055,080          7,000        7,192,780
Honolulu City & County, Hawaii,
 Ser 1999 B (FGIC) .................       2,000        1,788,840          2,000        1,788,840
Chicago, Illinois, Refg Ser 1995
 A-2 (AMBAC) .......................       5,000        5,398,750          5,000        5,398,750
Washington Suburban Sanitary
 District, Maryland,
 Gen Constr Refg 1994 ..............          --               --          5,000        5,002,350
Massachusetts,
 Refg 1996 Ser A (AMBAC) ...........          --               --         20,000       21,547,199
 2000 Ser A ........................          --               --          4,000        4,181,520
 2000 Ser B ........................          --               --         10,000       10,432,200
 2000 Ser B ........................          --               --          5,000        4,815,300
Berkley School District,
 Michigan, Refg Ser 1999
 (FGIC) ............................       2,000        1,743,100          2,000        1,743,100
Clark County, Nevada,
 Transportation Ser 1992 A
 (AMBAC) ...........................          --               --          3,000        3,330,990
New York City, New York,
 1995 Ser D (MBIA) .................       3,000        3,211,890          8,500        9,100,355
 1990 Ser D ........................          --               --          1,925        1,927,118
 1990 Ser D ........................          --               --          1,545        1,546,699
New York State,
 Refg Ser 1995 B ...................          --               --          5,000        5,142,800
 Refg Ser 1995 B ...................       4,000        4,122,360          4,000        4,122,360
North Carolina,
 1997 Ser A ........................          --               --         10,000        9,728,800
 Public School Building
  Ser 1999 .........................       5,000        4,398,200         18,000       15,833,520

             MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                              (UNAUDITED) CONTINUED

                                                                MORGAN STANLEY DEAN WITTER      MORGAN STANLEY DEAN WITTER
                                                               TAX-EXEMPT SECURITIES TRUST        MUNICIPAL INCOME TRUST
                                                             -------------------------------- ------------------------------
                                                               PRINCIPAL                        PRINCIPAL
                                      COUPON      MATURITY       AMOUNT                           AMOUNT
                                       RATE         DATE     (IN THOUSANDS)       VALUE       (IN THOUSANDS)      VALUE
                                      -------    ---------- ---------------- --------------- ---------------- -------------
Little Miami Local School
 District, Ohio, Ser 1998
 (FGIC) ............................. 4.875%      12/01/23             --                 --            --               --
South-Western City School
 District, Ohio,
 Ser 1999 (AMBAC) ................... 4.75        12/01/19       $ 10,000      $   8,722,400            --               --
Pennsylvania, First Ser 1995
 (FGIC) ............................. 5.50        05/01/12         10,000         10,171,000            --               --
Selby County, Tennessee,
 Refg 1995 Ser A .................... 5.625       04/01/11             --                 --       $ 5,125      $ 5,239,287
 Refg 1995 Ser A .................... 5.625       04/01/14          4,000          4,043,640            --               --
King County, Washington, Ltd
 Tax 1995 (MBIA) .................... 6.00        01/01/23         18,000         18,135,000            --               --
Washington, Ser 1994 A .............. 5.80        09/01/08          2,000          2,059,240            --               --
                                                                 --------      -------------       -------      -----------
                                                                  176,470        156,664,116        44,525       44,135,765
                                                                 --------      -------------       -------      -----------
EDUCATIONAL FACILITIES REVENUE (5.2%)
California Public Works Board,
 University of California 1993
 Refg Ser A ......................... 5.50        06/01/21             --                 --         5,000        4,884,400
Illinois Educational Facilities
 Authority, Northwestern
 University Ser 1997 ................ 5.25        11/01/32             --                 --            --               --
Indiana University, Student Fee
 Ser K (MBIA) ....................... 5.875       08/01/20         10,000         10,025,200            --               --
Maryland State Health &
 Educational Facilities
 Authority, The Johns Hopkins
 University Refg Ser 1998 ........... 5.125       07/01/20          3,000          2,813,370            --               --
Massachusetts Health &
 Educational Facilities
 Authority,
 Boston College Ser K ............... 5.25        06/01/18             --                 --            --               --
 Boston University 1991
 Ser K & L (MBIA) ................... 6.66        10/01/31          7,000          7,261,590            --               --
Missouri Health & Educational
 Facilities Authority,
 Washington University
 Ser 1998 A ......................... 4.75        11/15/37          5,000          4,029,300            --               --
New Jersey Economic
 Development Authority,
 Testing Service Ser 1998 A
  (MBIA) ............................ 4.75        05/15/18             --                 --            --               --
 The Seeing Eye Inc 1991 ............ 7.30        04/01/11          2,000          2,034,720            --               --
New Jersey Educational Facilities
 Authority, Princeton University
 Ser 1999 A ......................... 4.75        07/01/25          8,000          6,907,920            --               --

                                        MORGAN STANLEY DEAN WITTER
                                        MUNICIPAL INCOME TRUST II                COMBINED
                                      ------------------------------ --------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                      ---------------- ------------- ---------------- ---------------
Little Miami Local School
 District, Ohio, Ser 1998
 (FGIC) .............................      $ 3,000      $ 2,632,890      $   3,000     $   2,632,890
South-Western City School
 District, Ohio,
 Ser 1999 (AMBAC) ...................           --               --         10,000         8,722,400
Pennsylvania, First Ser 1995
 (FGIC) .............................           --               --         10,000        10,171,000
Selby County, Tennessee,
 Refg 1995 Ser A ....................           --               --          5,125         5,239,287
 Refg 1995 Ser A ....................           --               --          4,000         4,043,640
King County, Washington, Ltd
 Tax 1995 (MBIA) ....................           --               --         18,000        18,135,000
Washington, Ser 1994 A ..............           --               --          2,000         2,059,240
                                           -------      -----------      ---------     -------------
                                            33,000       31,395,790        253,995       232,195,671
                                           -------      -----------      ---------     -------------
EDUCATIONAL FACILITIES REVENUE (5.2%)
California Public Works Board,
 University of California 1993
 Refg Ser A .........................           --               --          5,000         4,884,400
Illinois Educational Facilities
 Authority, Northwestern
 University Ser 1997 ................        5,000        4,886,400          5,000         4,886,400
Indiana University, Student Fee
 Ser K (MBIA) .......................           --               --         10,000        10,025,200
Maryland State Health &
 Educational Facilities
 Authority, The Johns Hopkins
 University Refg Ser 1998 ...........           --               --          3,000         2,813,370
Massachusetts Health &
 Educational Facilities
 Authority,
 Boston College Ser K ...............        2,000        1,906,160          2,000         1,906,160
 Boston University 1991
 Ser K & L (MBIA) ...................           --               --          7,000         7,261,590
Missouri Health & Educational
 Facilities Authority,
 Washington University
 Ser 1998 A .........................           --               --          5,000         4,029,300
New Jersey Economic
 Development Authority,
 Testing Service Ser 1998 A
  (MBIA) ............................        2,000        1,774,220          2,000         1,774,220
 The Seeing Eye Inc 1991 ............           --               --          2,000         2,034,720
New Jersey Educational Facilities
 Authority, Princeton University
 Ser 1999 A .........................           --               --          8,000         6,907,920

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                              MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                                             TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                            ------------------------------ ------------------------------
                                                               PRINCIPAL                      PRINCIPAL
                                     COUPON      MATURITY       AMOUNT                         AMOUNT
                                      RATE         DATE     (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                    --------    --------- ---------------- ------------- ---------------- -------------
New York State Dormitory
 Authority,
 City University Ser 2000 A
  (AMBAC) .......................... 6.125%      07/01/13             --               --       $ 5,000      $ 5,372,100
 State University Ser 1989 B ....... 0.00        05/15/02        $ 5,000      $ 4,561,150            --               --
 State University 1990 Ser A ....... 7.50        05/15/13             --               --            --               --
 State University 1993 Ser A ....... 5.25        05/15/15             --               --            --               --
 State University Ser 1995 A ....... 6.50        05/15/05             --               --         2,500        2,666,950
 State University Ser 1995 A ....... 6.50        05/15/06             --               --         2,500        2,688,700
 State University Ser 1997 ......... 5.125       05/15/27             --               --         4,000        3,553,000
Ohio State University, General
 Receipts Ser 1999 A ............... 5.80        12/01/29          2,000        1,994,840            --               --
Delaware County Authority,
 Pennsylvania, Villanova
 University Ser 1995 (AMBAC).        5.70        08/01/15             --               --            --               --
Vermont Educational & Health
 Building Financing Agency,
 Norwich University Ser 1998 ....... 5.50        07/01/18             --               --            --               --
                                                                 -------      -----------       -------      -----------
                                                                  42,000       39,628,090        19,000       19,165,150
                                                                 -------      -----------       -------      -----------
ELECTRIC REVENUE (12.4%)
Salt River Project Agricultural
 Improvement & Power
 District, Arizona, Refg 1993
 Ser C (Secondary MBIA) ............ 5.50        01/01/10         25,000       25,898,000            --               --
Sacramento Municipal Utility
 District, California, Refg 1994
 Ser I (MBIA) ...................... 5.75        01/01/15         10,000       10,236,300            --               --
Municipal Electric Authority of
 Georgia, Ser Y (Secondary
 MBIA) ............................. 6.50        01/01/17         10,000       11,098,600            --               --
Long Island Power Authority,
 New York,
 Ser 2000 A (FSA) .................. 0.00        06/01/17         15,000        5,776,800            --               --
 Ser 1998 A (FSA) .................. 5.125       12/01/22          5,000        4,544,400            --               --
North Carolina Municipal Power
 Agency #1,
 Catawba Ser 1998 A (MBIA) ......... 5.50        01/01/14             --               --            --               --
 Catawba Ser 1998 A (MBIA) ......... 5.50        01/01/15             --               --            --               --
Puerto Rico Electric Power
 Authority,
 Power Ser X ....................... 6.00        07/01/15          1,500        1,558,095            --               --
 Power Ser O ....................... 0.00        07/01/17         15,000        5,636,700            --               --
 Power Ser EE (MBIA) ............... 4.50        07/01/18          5,000        4,309,800            --               --

                                       MORGAN STANLEY DEAN WITTER
                                       MUNICIPAL INCOME TRUST II               COMBINED
                                     ------------------------------ ------------------------------
                                         PRINCIPAL                      PRINCIPAL
                                          AMOUNT                         AMOUNT
                                      (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                     ---------------- ------------- ---------------- -------------
New York State Dormitory
 Authority,
 City University Ser 2000 A
  (AMBAC) ..........................           --               --       $ 5,000      $ 5,372,100
 State University Ser 1989 B .......           --               --         5,000        4,561,150
 State University 1990 Ser A .......      $ 2,000      $ 2,383,860         2,000        2,383,860
 State University 1993 Ser A .......        2,000        1,971,480         2,000        1,971,480
 State University Ser 1995 A .......           --               --         2,500        2,666,950
 State University Ser 1995 A .......           --               --         2,500        2,688,700
 State University Ser 1997 .........           --               --         4,000        3,553,000
Ohio State University, General
 Receipts Ser 1999 A ...............           --               --         2,000        1,994,840
Delaware County Authority,
 Pennsylvania, Villanova
 University Ser 1995 (AMBAC).               4,000        4,056,040         4,000        4,056,040
Vermont Educational & Health
 Building Financing Agency,
 Norwich University Ser 1998 .......        2,000        1,779,860         2,000        1,779,860
                                          -------      -----------       -------      -----------
                                           19,000       18,758,020        80,000       77,551,260
                                          -------      -----------       -------      -----------
ELECTRIC REVENUE (12.4%)
Salt River Project Agricultural
 Improvement & Power
 District, Arizona, Refg 1993
 Ser C (Secondary MBIA) ............           --               --        25,000       25,898,000
Sacramento Municipal Utility
 District, California, Refg 1994
 Ser I (MBIA) ......................           --               --        10,000       10,236,300
Municipal Electric Authority of
 Georgia, Ser Y (Secondary
 MBIA) .............................           --               --        10,000       11,098,600
Long Island Power Authority,
 New York,
 Ser 2000 A (FSA) ..................           --               --        15,000        5,776,800
 Ser 1998 A (FSA) ..................           --               --         5,000        4,544,400
North Carolina Municipal Power
 Agency #1,
 Catawba Ser 1998 A (MBIA) .........        3,000        3,031,350         3,000        3,031,350
 Catawba Ser 1998 A (MBIA) .........        5,000        5,034,800         5,000        5,034,800
Puerto Rico Electric Power
 Authority,
 Power Ser X .......................           --               --         1,500        1,558,095
 Power Ser O .......................           --               --        15,000        5,636,700
 Power Ser EE (MBIA) ...............           --               --         5,000        4,309,800

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                            MORGAN STANLEY DEAN WITTER      MORGAN STANLEY DEAN WITTER
                                                            TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                          ------------------------------- -------------------------------
                                                             PRINCIPAL                       PRINCIPAL
                                      COUPON   MATURITY       AMOUNT                          AMOUNT
                                       RATE      DATE     (IN THOUSANDS)       VALUE      (IN THOUSANDS)       VALUE
                                      ------  ---------- ---------------- -------------- ---------------- --------------
Southern California Public Power
 Authority, Mead-Adelanto
 1994 Ser A (AMBAC) ................. 5.15%    07/01/15             --                --       $15,000      $14,379,750
South Carolina Public Service
 Authority, 1995 Refg
 Ser A (AMBAC) ...................... 6.25     01/01/22       $ 15,000      $ 15,516,450            --               --
 Refg Ser 1996 A (MBIA) ............. 5.75     01/01/13             --                --            --               --
Austin, Texas, Combined Utilities
 Refg Ser 1994 (FGIC) ............... 6.25     05/15/16            710           748,113            --               --
San Antonio, Texas, Electric &
 Gas
 Refg Ser 1994 C .................... 4.70     02/01/06         13,000        12,873,770            --               --
 Refg Ser 1998 A .................... 4.50     02/01/21          5,000         4,156,100            --               --
Intermountain Power Agency,
 Utah, Refg 1997 Ser B
  (MBIA) ............................ 5.75     07/01/19         10,000        10,000,000            --               --
 Utah, Refg 1996 Ser D
  (Secondary FSA) ................... 5.00     07/01/21             --                --         2,000        1,784,880
 Washington, Hydro Ser 1997 A
  (AMT) ............................. 5.60     07/01/32             --                --            --               --
Washington Public Supply Power
 System,
 Proj #2 Refg Ser 1994 A
  (Secondary MBIA) .................. 6.00     07/01/07         13,500        14,256,810            --               --
 Proj #1 Refg Ser 1998 A ............ 5.00     07/01/12             --                --            --               --
 Project #1 Refg Ser 1998 A ......... 5.125    07/01/17             --                --         2,500        2,303,875
                                                              --------      ------------       -------      -----------
                                                               143,710       126,609,938        19,500       18,468,505
                                                              --------      ------------       -------      -----------
HOSPITAL REVENUE (5.6%)
Birmingham-Carraway Special
 Care Facilities Financing
 Authority, Alabama, Carraway
 Methodist Health Ser 1995 A
 (Connie Lee) ....................... 5.875    08/15/15             --                --         3,000        3,038,910
Hawaii Department of Budget &
 Finance, Queen's Health
 1996 Ser A ......................... 6.00     07/01/20             --                --            --               --
Tampa, Florida, Catholic Health
 Ser 1998 A-2 (AMBAC) ............... 4.875    11/15/28             --                --         2,500        2,121,975
Chatham County Hospital
 Authority, Georgia, Memorial
 Medical Center Inc Ser 1996 A
 (AMBAC) ............................ 5.25     01/01/16             --                --         3,000        2,865,210

                                        MORGAN STANLEY DEAN WITTER
                                         MUNICIPAL INCOME TRUST II               COMBINED
                                      ------------------------------- -------------------------------
                                          PRINCIPAL                       PRINCIPAL
                                           AMOUNT                          AMOUNT
                                       (IN THOUSANDS)       VALUE      (IN THOUSANDS)       VALUE
                                      ---------------- -------------- ---------------- --------------
Southern California Public Power
 Authority, Mead-Adelanto
 1994 Ser A (AMBAC) .................           --               --       $ 15,000      $ 14,379,750
South Carolina Public Service
 Authority, 1995 Refg
 Ser A (AMBAC) ......................           --               --         15,000        15,516,450
 Refg Ser 1996 A (MBIA) .............      $10,000      $10,269,400         10,000        10,269,400
Austin, Texas, Combined Utilities
 Refg Ser 1994 (FGIC) ...............           --               --            710           748,113
San Antonio, Texas, Electric &
 Gas
 Refg Ser 1994 C ....................        8,000        7,922,320         21,000        20,796,090
 Refg Ser 1998 A ....................           --               --          5,000         4,156,100
Intermountain Power Agency,
 Utah, Refg 1997 Ser B
  (MBIA) ............................        4,000        4,000,000         14,000        14,000,000
 Utah, Refg 1996 Ser D
  (Secondary FSA) ...................           --               --          2,000         1,784,880
 Washington, Hydro Ser 1997 A
  (AMT) .............................        3,000        2,844,600          3,000         2,844,600
Washington Public Supply Power
 System,
 Proj #2 Refg Ser 1994 A
  (Secondary MBIA) ..................           --               --         13,500        14,256,810
 Proj #1 Refg Ser 1998 A ............        5,000        4,757,150          5,000         4,757,150
 Project #1 Refg Ser 1998 A .........           --               --          2,500         2,303,875
                                           -------      -----------       --------      ------------
                                            38,000       37,859,620        201,210       182,938,063
                                           -------      -----------       --------      ------------
HOSPITAL REVENUE (5.6%)
Birmingham-Carraway Special
 Care Facilities Financing
 Authority, Alabama, Carraway
 Methodist Health Ser 1995 A
 (Connie Lee) .......................           --               --          3,000         3,038,910
Hawaii Department of Budget &
 Finance, Queen's Health
 1996 Ser A .........................        5,000        4,808,800          5,000         4,808,800
Tampa, Florida, Catholic Health
 Ser 1998 A-2 (AMBAC) ...............           --               --          2,500         2,121,975
Chatham County Hospital
 Authority, Georgia, Memorial
 Medical Center Inc Ser 1996 A
 (AMBAC) ............................           --               --          3,000         2,865,210

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                               MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                                              TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                             ------------------------------ ------------------------------
                                                                PRINCIPAL                      PRINCIPAL
                                     COUPON       MATURITY       AMOUNT                         AMOUNT
                                      RATE          DATE     (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                     -------     ---------- ---------------- ------------- ---------------- -------------
Maine Health & Higher
 Educational Facilities
 Authority, Ser 1998 B (FSA) ........ 4.875%      07/01/23             --              --            --               --
St Elizabeth Hospital of Boston
 Ser D & E (FSA) .................... 6.70        08/15/21             --              --            --               --
Rochester, Minnesota,
 Mayo Foundation/Medical
  Center Ser 1992 I ................. 5.75        11/15/21        $ 5,000      $4,963,150            --               --
 Mayo Foundation/Medical
  Center Ser 1992 F ................. 6.25        11/15/21          6,200       6,298,766            --               --
Missouri Health & Educational
 Facilities Authority,
 Barnes-Jewish Inc/Christian
 Health Services Ser 1993 A ......... 5.25        05/15/14         10,000       9,774,100            --               --
University of Missouri, Health
 Ser 1996 A (AMBAC) ................. 5.50        11/01/16             --              --            --               --
Henderson, Nevada, Catholic
 Health West 1998 Ser A ............. 5.375       07/01/26             --              --        $3,815       $2,977,684
New Hampshire Higher
 Educational & Health Facilities
 Authority, St Joseph Hospital
 Ser 1994 (Connie Lee) .............. 6.35        01/01/07          1,300       1,375,543            --               --
New York State Medical Care
 Facilities Finance Agency,
 Presbyterian Hospital -- FHA
 Insured Mtge Ser 1994 A ............ 5.25        08/15/14          6,000       5,795,580            --               --
North Carolina Medical Care
 Commission, Presbyterian
 Health Services Corp Refg
 Ser 1993 ........................... 5.50        10/01/20             --              --         5,000        4,764,950
Pitt County Memorial Hospital
 Ser 1998 A ......................... 4.75        12/01/28             --              --            --               --
Ward County, North Dakota,
 Trinity Crossover Refg
 Ser 1991 B ......................... 7.50        07/01/21             --              --            --               --
Pennsylvania Higher Educational
 Facilities Authority, University
 of Pennsylvania Ser A 1996 ......... 5.75        01/01/22             --              --         5,000        4,232,300
North Central Texas Health
 Facilities Development Corporation,
 University Medical Center Inc
 Ser 1997 (FSA) ..................... 5.45        04/01/15          5,000       4,905,250            --               --

                                        MORGAN STANLEY DEAN WITTER
                                        MUNICIPAL INCOME TRUST II               COMBINED
                                      ------------------------------ ------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                      ---------------- ------------- ---------------- -------------
Maine Health & Higher
 Educational Facilities
 Authority, Ser 1998 B (FSA) ........      $5,000       $4,258,900        $ 5,000      $4,258,900
St Elizabeth Hospital of Boston
 Ser D & E (FSA) ....................       4,300        4,452,822          4,300       4,452,822
Rochester, Minnesota,
 Mayo Foundation/Medical
  Center Ser 1992 I .................          --               --          5,000       4,963,150
 Mayo Foundation/Medical
  Center Ser 1992 F .................          --               --          6,200       6,298,766
Missouri Health & Educational
 Facilities Authority,
 Barnes-Jewish Inc/Christian
 Health Services Ser 1993 A .........          --               --         10,000       9,774,100
University of Missouri, Health
 Ser 1996 A (AMBAC) .................       2,000        1,968,100          2,000       1,968,100
Henderson, Nevada, Catholic
 Health West 1998 Ser A .............          --               --          3,815       2,977,684
New Hampshire Higher
 Educational & Health Facilities
 Authority, St Joseph Hospital
 Ser 1994 (Connie Lee) ..............          --               --          1,300       1,375,543
New York State Medical Care
 Facilities Finance Agency,
 Presbyterian Hospital -- FHA
 Insured Mtge Ser 1994 A ............          --               --          6,000       5,795,580
North Carolina Medical Care
 Commission, Presbyterian
 Health Services Corp Refg
 Ser 1993 ...........................          --               --          5,000       4,764,950
Pitt County Memorial Hospital
 Ser 1998 A .........................       4,000        3,266,280          4,000       3,266,280
Ward County, North Dakota,
 Trinity Crossover Refg
 Ser 1991 B .........................       1,295        1,322,234          1,295       1,322,234
Pennsylvania Higher Educational
 Facilities Authority, University
 of Pennsylvania Ser A 1996 .........          --               --          5,000       4,232,300
North Central Texas Health
 Facilities Development
 Corporation, University
 Medical Center Inc Ser 1997
 (FSA) ..............................          --               --          5,000       4,905,250

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                            MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                                           TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                          ------------------------------ -------------------------------
                                                              PRINCIPAL                      PRINCIPAL
                                      COUPON    MATURITY       AMOUNT                         AMOUNT
                                       RATE       DATE     (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                    ---------- ---------- ---------------- ------------- ---------------- --------------
Fredericksburg Industrial
 Development Authority,
 Virginia, Health Refg Ser 1996
 (AMBAC) ..........................  5.25%     06/15/16        $10,000      $ 9,492,100            --               --
                                                               -------      -----------            --               --
                                                                43,500       42,604,489       $22,315      $20,001,029
                                                               -------      -----------       -------      -----------
INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL
 REVENUE (4.6%)
Hawaii Department of Budget &
 Finance, Hawaiian Electric Co
 Ser 1995 A (AMT) (MBIA) ..........  6.60      01/01/25          1,500        1,582,905            --               --
Wamego, Kansas, Kansas Gas &
 Electric Co Ser 1991 (MBIA) ......  7.00      06/01/31             --               --            --               --
Lapeer Economic Development
 Corporation, Michigan, Dott
 Manufacturing Co Ser 1989 A
 (AMT) ............................ 10.65      11/15/17             --               --         2,655        1,895,006
Clark County, Nevada, Nevada
 Power Co Ser 1992 A
 (AMT) (FGIC) .....................  6.70      06/01/22         10,000       10,466,300            --               --
Washoe County, Nevada, Sierra
 Pacific Power Co Ser 1987
 (AMBAC) ..........................  6.30      12/01/14          5,000        5,184,900            --               --
Tulsa Municipal Airport Trust,
 Oklahoma, American Airlines
 Inc Ser 1988 (AMT) ...............  7.375     12/01/20             --               --         5,000        5,082,500
Lexington County, South Carolina,
 Ellett Brothers Inc Refg
  Ser 1988 ........................  7.50      09/01/02             --               --            --               --
 Ellett Brothers Inc Refg
  Ser 1988 ........................  7.50      09/01/08             --               --            --               --
Alliance Airport Authority,
 Texas, AMR Corp
 Ser 1990 (AMT) ...................  7.50      12/01/29          5,000        5,056,550            --               --
Dallas-Fort Worth International
 Airport Facility Improvement
 Corporation, Texas, American
 Airlines Inc Ser 1995 ............  6.00      11/01/14         10,000        9,546,100         5,000        4,773,050
Weston, Wisconsin, Wisconsin
 Public Service Co Refg
 Ser 1993 A .......................  6.90      02/01/13         10,000       10,725,500            --               --
                                                               -------      -----------       -------      -----------
                                                                41,500       42,562,255        12,655       11,750,556
                                                               -------      -----------       -------      -----------

                                      MORGAN STANLEY DEAN WITTER
                                       MUNICIPAL INCOME TRUST II               COMBINED
                                    ------------------------------- ------------------------------
                                        PRINCIPAL                       PRINCIPAL
                                         AMOUNT                          AMOUNT
                                     (IN THOUSANDS)       VALUE      (IN THOUSANDS)      VALUE
                                    ---------------- -------------- ---------------- -------------
Fredericksburg Industrial
 Development Authority,
 Virginia, Health Refg Ser 1996
 (AMBAC) ..........................           --               --        $10,000      $ 9,492,100
                                              --               --        -------      -----------
                                         $21,595      $20,077,136         87,410       82,682,654
                                         -------      -----------        -------      -----------
INDUSTRIAL DEVELOPMENT/POLLUTION
CONTROL
 REVENUE (4.6%)
Hawaii Department of Budget &
 Finance, Hawaiian Electric Co
 Ser 1995 A (AMT) (MBIA) ..........           --               --          1,500        1,582,905
Wamego, Kansas, Kansas Gas &
 Electric Co Ser 1991 (MBIA) ......        5,000        5,186,650          5,000        5,186,650
Lapeer Economic Development
 Corporation, Michigan, Dott
 Manufacturing Co Ser 1989 A
 (AMT) ............................           --               --          2,655        1,895,006
Clark County, Nevada, Nevada
 Power Co Ser 1992 A
 (AMT) (FGIC) .....................           --               --         10,000       10,466,300
Washoe County, Nevada, Sierra
 Pacific Power Co Ser 1987
 (AMBAC) ..........................           --               --          5,000        5,184,900
Tulsa Municipal Airport Trust,
 Oklahoma, American Airlines
 Inc Ser 1988 (AMT) ...............        5,000        5,082,500         10,000       10,165,000
Lexington County, South Carolina,
 Ellett Brothers Inc Refg
  Ser 1988 ........................          535          529,773            535          529,773
 Ellett Brothers Inc Refg
  Ser 1988 ........................        1,000          969,050          1,000          969,050
Alliance Airport Authority,
 Texas, AMR Corp
 Ser 1990 (AMT) ...................           --               --          5,000        5,056,550
Dallas-Fort Worth International
 Airport Facility Improvement
 Corporation, Texas, American
 Airlines Inc Ser 1995 ............        2,000        1,909,220         17,000       16,228,370
Weston, Wisconsin, Wisconsin
 Public Service Co Refg
 Ser 1993 A .......................           --               --         10,000       10,725,500
                                         -------      -----------        -------      -----------
                                          13,535       13,677,193         67,690       67,990,004
                                         -------      -----------        -------      -----------

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                         MORGAN STANLEY DEAN WITTER      MORGAN STANLEY DEAN WITTER
                                                         TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                       ------------------------------- ------------------------------
                                                           PRINCIPAL                       PRINCIPAL
                                    COUPON   MATURITY       AMOUNT                          AMOUNT
                                     RATE      DATE     (IN THOUSANDS)       VALUE      (IN THOUSANDS)      VALUE
                                   -------- ---------- ---------------- -------------- ---------------- -------------
MORTGAGE REVENUE -- MULTI-FAMILY   (2.0%)
Massachusetts Housing Finance
 Agency, Rental 1994 Ser A
 (AMT) (AMBAC) ................... 6.65%    07/01/19       $    880      $    903,584            --              --
Michigan Housing Development
 Authority, Rental 1992 Ser A
 (Bifurcated FSA) ................ 6.50     04/01/23          5,560         5,733,750            --              --
New Jersey Housing & Mortgage
 Finance Agency,
 1995 Ser A (AMBAC) .............. 6.00     11/01/14             --                --       $ 5,000      $5,041,300
 1995 Ser A (AMBAC) .............. 6.05     11/01/20          9,000         9,069,120            --              --
New York City Housing
 Development Corporation,
 New York,
 Ruppert Proj -- FHA Ins
  Sec 223F ....................... 6.50     11/15/18          4,212         4,252,818            --              --
 Stevenson Commons Proj --
  FHA Ins Sec 223F ............... 6.50     05/15/18          4,065         4,103,625            --              --
Rhode Island Housing &
 Mortgage Finance Corporation,
 Rental 1989 Ser B (AMT) ......... 7.95     10/01/20             --                --           940         960,793
                                                           --------      ------------       -------      ----------
                                                             23,717        24,062,897         5,940       6,002,093
                                                           --------      ------------       -------      ----------
MORTGAGE REVENUE -- SINGLE
 FAMILY (8.0%)
Alaska Housing Finance
 Corporation,
 Governmental 1995 Ser A
  (MBIA) ......................... 5.875    12/01/24          7,000         6,905,850            --              --
 1997 D Ser A (MBIA) ............. 6.00     06/01/27             --                --        10,000       9,803,200
California Housing Finance
 Agency, Home 1983 Ser B ......... 0.00     08/01/15          2,440           522,575            --              --
Colorado Housing & Finance
 Authority,
 1997 Ser B-2 (AMT) .............. 7.00     05/01/26             --                --         1,950       2,057,972
 1998 Ser A-2 (AMT) .............. 6.60     05/01/28          2,000         2,075,040            --              --
 1997 Ser C-2 (AMT) .............. 6.875    11/01/28          2,500         2,614,675            --              --
Hawaii Housing Finance &
 Development Corporation,
 FNMA-Collateralized 1997
 Ser A (AMT) ..................... 5.75     07/01/30             --                --         9,990       9,314,376
Chicago, Illinois, Ser 1997 B
 (AMT) ........................... 6.95     09/01/28             --                --            --              --

                                     MORGAN STANLEY DEAN WITTER
                                     MUNICIPAL INCOME TRUST II               COMBINED
                                   ------------------------------ -------------------------------
                                       PRINCIPAL                      PRINCIPAL
                                        AMOUNT                         AMOUNT
                                    (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                   ---------------- ------------- ---------------- --------------
MORTGAGE REVENUE -- MULTI-FAMILY
(2.0%)
Massachusetts Housing Finance
 Agency, Rental 1994 Ser A
 (AMT) (AMBAC) ...................          --               --       $    880      $    903,584
Michigan Housing Development
 Authority, Rental 1992 Ser A
 (Bifurcated FSA) ................          --               --          5,560         5,733,750
New Jersey Housing & Mortgage
 Finance Agency,
 1995 Ser A (AMBAC) ..............          --               --          5,000         5,041,300
 1995 Ser A (AMBAC) ..............          --               --          9,000         9,069,120
New York City Housing
 Development Corporation,
 New York,
 Ruppert Proj -- FHA Ins
  Sec 223F .......................          --               --          4,212         4,252,818
 Stevenson Commons Proj --
  FHA Ins Sec 223F ...............          --               --          4,065         4,103,625
Rhode Island Housing &
 Mortgage Finance Corporation,
 Rental 1989 Ser B (AMT) .........          --               --            940           960,793
                                            --               --       --------      ------------
                                            --               --         29,657        30,064,990
                                            --               --       --------      ------------
MORTGAGE REVENUE -- SINGLE
 FAMILY (8.0%)
Alaska Housing Finance
 Corporation,
 Governmental 1995 Ser A
  (MBIA) .........................          --               --          7,000         6,905,850
 1997 D Ser A (MBIA) .............      $5,000       $4,901,601         15,000        14,704,801
California Housing Finance
 Agency, Home 1983 Ser B .........          --               --          2,440           522,575
Colorado Housing & Finance
 Authority,
 1997 Ser B-2 (AMT) ..............          --               --          1,950         2,057,972
 1998 Ser A-2 (AMT) ..............          --               --          2,000         2,075,040
 1997 Ser C-2 (AMT) ..............          --               --          2,500         2,614,675
Hawaii Housing Finance &
 Development Corporation,
 FNMA-Collateralized 1997
 Ser A (AMT) .....................          --               --          9,990         9,314,376
Chicago, Illinois, Ser 1997 B
 (AMT) ...........................       1,785        1,888,137          1,785         1,888,137

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                        MORGAN STANLEY DEAN WITTER      MORGAN STANLEY DEAN WITTER
                                                        TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                      ------------------------------- ------------------------------
                                                          PRINCIPAL                       PRINCIPAL
                                   COUPON   MATURITY       AMOUNT                          AMOUNT
                                    RATE      DATE     (IN THOUSANDS)       VALUE      (IN THOUSANDS)      VALUE
                                  -------- ---------- ---------------- -------------- ---------------- -------------
GNMA-Backed Ser 1997-A
 (AMT) .......................... 7.25%    09/01/28             --               --        $1,905       $2,034,902
Illinois Housing Development
 Authority, Residential 1991
 Ser C (AMT) .................... 6.875    02/01/18        $11,700      $11,998,584            --               --
Olathe, Kansas, GNMA
 Collateralized Ser 1989 A
 (AMT) (MBIA) ................... 8.00     11/01/20             --               --            --               --
Maine Housing Authority,
 Purchase 1990 Ser A-4 (AMT)..... 6.40     11/15/23             --               --            --               --
Missouri Housing Development
 Commission, GNMA-Backed
 1997 Ser A-2 (AMT) ............. 7.30     03/01/28             --               --         1,685        1,826,624
 Homeownership 1998
  Ser D-2 (AMT) ................. 6.30     03/01/29             --               --            --               --
 Homeownership
  GNMA/FNMA
  Collateralized 1996
  Ser C (AMT) ................... 7.45     09/01/27          2,820        2,995,799            --               --
 GNMA/FNMA Collateralized
  1997 Ser C-1 .................. 6.55     09/01/28          3,910        4,097,563            --               --
 Loan Program, Ser 2000 B-1
  (AMT) ......................... 7.45     09/01/31          2,000        2,203,680            --               --
Nebraska Investment Finance
 Authority, GNMA-Backed
 1990 (AMT) ..................... 7.631    09/10/30          2,500        2,557,000            --               --
New Hampshire Housing Finance
 Authority,
 Mortgage Acquisition 2000
  Ser B (AMT) ................... 6.70     07/01/29          5,000        5,233,700            --               --
 Residential Mortgage
  Ser 1989 B (AMT) .............. 7.70     07/01/29             --               --            --               --
North Dakota Housing Finance
 Agency, 1990 Ser B (AMT) ....... 7.75     07/01/24             --               --         1,680        1,723,344
Ohio Housing Finance Agency,
 GNMA-Backed 1990 Ser C
  (AMT) ......................... 7.85     09/01/21             --               --           695          710,498
 GNMA-Backed 1991
  Ser A 1 & 2 (AMT) ............. 6.903    03/01/31          3,350        3,430,903            --               --
Oregon Housing & Community
 Service Department,
 Ser 2000 F (AMT) ............... 6.25     07/01/28          4,000        4,034,160            --               --
Pennsylvania Housing Finance
 Agency, Ser 1991-31 C (AMT)..... 7.00     10/01/23         10,000       10,320,600            --               --

                                    MORGAN STANLEY DEAN WITTER
                                    MUNICIPAL INCOME TRUST II               COMBINED
                                  ------------------------------ ------------------------------
                                      PRINCIPAL                      PRINCIPAL
                                       AMOUNT                         AMOUNT
                                   (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                  ---------------- ------------- ---------------- -------------
GNMA-Backed Ser 1997-A
 (AMT) ..........................           --               --       $ 1,905      $ 2,034,902
Illinois Housing Development
 Authority, Residential 1991
 Ser C (AMT) ....................           --               --        11,700       11,998,584
Olathe, Kansas, GNMA
 Collateralized Ser 1989 A
 (AMT) (MBIA) ...................      $   415      $   420,814           415          420,814
Maine Housing Authority,
 Purchase 1990 Ser A-4 (AMT).....          300          303,534           300          303,534
Missouri Housing Development
 Commission, GNMA-Backed
 1997 Ser A-2 (AMT) .............           --               --         1,685        1,826,624
 Homeownership 1998
  Ser D-2 (AMT) .................        1,145        1,143,363         1,145        1,143,363
 Homeownership
  GNMA/FNMA
  Collateralized 1996
  Ser C (AMT) ...................           --               --         2,820        2,995,799
 GNMA/FNMA Collateralized
  1997 Ser C-1 ..................           --               --         3,910        4,097,563
 Loan Program, Ser 2000 B-1
  (AMT) .........................           --               --         2,000        2,203,680
Nebraska Investment Finance
 Authority, GNMA-Backed
 1990 (AMT) .....................           --               --         2,500        2,557,000
New Hampshire Housing Finance
 Authority,
 Mortgage Acquisition 2000
  Ser B (AMT) ...................           --               --         5,000        5,233,700
 Residential Mortgage
  Ser 1989 B (AMT) ..............          925          941,576           925          941,576
North Dakota Housing Finance
 Agency, 1990 Ser B (AMT) .......           --               --         1,680        1,723,344
Ohio Housing Finance Agency,
 GNMA-Backed 1990 Ser C
  (AMT) .........................           --               --           695          710,498
 GNMA-Backed 1991
  Ser A 1 & 2 (AMT) .............           --               --         3,350        3,430,903
Oregon Housing & Community
 Service Department,
 Ser 2000 F (AMT) ...............           --               --         4,000        4,034,160
Pennsylvania Housing Finance
 Agency, Ser 1991-31 C (AMT).....           --               --        10,000       10,320,600

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                              MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                                             TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                            ------------------------------ ------------------------------
                                                                PRINCIPAL                      PRINCIPAL
                                        COUPON    MATURITY       AMOUNT                         AMOUNT
                                         RATE       DATE     (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                      ---------- ---------- ---------------- ------------- ---------------- -------------
Tennessee Housing Development
 Agency,
 Mortgage Finance 1993 Ser A ........  5.90%     07/01/18        $ 3,955      $ 3,956,345            --               --
 Mortgage Finance 1994 Ser B
  (AMT) .............................  6.55      07/01/19          1,000        1,009,360            --               --
 Mortgage Finance 1993 Ser A ........  5.95      07/01/28          9,785        9,674,527            --               --
Utah Housing Finance Agency,
 Fed Ins/Gtd Loans 1994
 Issue E (AMT) ......................  6.50      07/01/26            240          241,049            --               --
Virginia Housing Development
 Authority,
 1992 Ser A .........................  7.10      01/01/17             --               --       $ 2,230      $ 2,304,906
 1992 Ser A .........................  7.10      01/01/22             --               --            --               --
Wisconsin Housing & Economic
 Development Authority, Home
 Ownership 1991 Ser (AMT) ...........  7.097     10/25/22          2,800        2,883,356            --               --
                                                                 -------      -----------       -------      -----------
                                                                  77,000       76,754,766        30,135       29,775,822
                                                                 -------      -----------       -------      -----------
NURSING & HEALTH RELATED FACILITIES
 REVENUE (0.7%)
Iowa Financing Authority, Care
 Initiatives Ser 1996 ...............  9.25      07/01/25             --               --            --               --
New York State Dormitory
 Authority, Mental Health Ser
 1999 C (MBIA) ......................  4.75      08/15/22             --               --         2,000        1,713,320
Chester County Industrial
 Development Authority,
 Pennsylvania, RHA/PA
 Nursing Homes Inc
 Ser 1989 (a) (b) ................... 10.125     05/01/19             --               --            --               --
Kirbyville Health Facilities
 Development Authority, Texas,
 Heartway III Corp
  Ser 1997 B (a) ....................  6.00      03/20/04             --               --            --               --
 Heartway III Corp Ser 1997 A........ 10.00      03/20/18             --               --            --               --
                                                                 -------      -----------       -------      -----------
                                                                      --               --         2,000        1,713,320
                                                                 -------      -----------       -------      -----------
PUBLIC FACILITIES REVENUE (1.0%)
North City West School Facilities
 Authority, California,
 Community Dist #1 Special
 Tax Ser 1995 B (FSA) ...............  6.00      09/01/19          2,000        2,067,580            --               --
Illinois, Civic Center Dedicated
 Tax Ser 1991 (AMBAC) ...............  6.25      12/15/20             --               --         3,495        3,716,967

                                        MORGAN STANLEY DEAN WITTER
                                        MUNICIPAL INCOME TRUST II                COMBINED
                                      ------------------------------ --------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                      ---------------- ------------- ---------------- ---------------
Tennessee Housing Development
 Agency,
 Mortgage Finance 1993 Ser A ........           --               --      $   3,955     $   3,956,345
 Mortgage Finance 1994 Ser B
  (AMT) .............................           --               --          1,000         1,009,360
 Mortgage Finance 1993 Ser A ........           --               --          9,785         9,674,527
Utah Housing Finance Agency,
 Fed Ins/Gtd Loans 1994
 Issue E (AMT) ......................           --               --            240           241,049
Virginia Housing Development
 Authority,
 1992 Ser A .........................           --               --          2,230         2,304,906
 1992 Ser A .........................      $ 2,355      $ 2,426,780          2,355         2,426,780
Wisconsin Housing & Economic
 Development Authority, Home
 Ownership 1991 Ser (AMT) ...........           --               --          2,800         2,883,356
                                           -------      -----------      ---------     -------------
                                            11,925       12,025,805        119,060       118,556,393
                                           -------      -----------      ---------     -------------
NURSING & HEALTH RELATED FACILITIES
 REVENUE (0.7%)
Iowa Financing Authority, Care
 Initiatives Ser 1996 ...............        2,000        2,383,220          2,000         2,383,220
New York State Dormitory
 Authority, Mental Health Ser
 1999 C (MBIA) ......................           --               --          2,000         1,713,320
Chester County Industrial
 Development Authority,
 Pennsylvania, RHA/PA
 Nursing Homes Inc
 Ser 1989 (a) (b) ...................        2,861        2,257,558          2,861         2,257,558
Kirbyville Health Facilities
 Development Authority, Texas,
 Heartway III Corp
  Ser 1997 B (a) ....................          623          439,502            623           439,502
 Heartway III Corp Ser 1997 A........        3,786        3,930,627          3,786         3,930,627
                                           -------      -----------      ---------     -------------
                                             9,270        9,010,907         11,270        10,724,227
                                           -------      -----------      ---------     -------------
PUBLIC FACILITIES REVENUE (1.0%)
North City West School Facilities
 Authority, California,
 Community Dist #1 Special
 Tax Ser 1995 B (FSA) ...............           --               --          2,000         2,067,580
Illinois, Civic Center Dedicated
 Tax Ser 1991 (AMBAC) ...............           --               --          3,495         3,716,967

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                            MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                                           TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                          ------------------------------ ------------------------------
                                                              PRINCIPAL                      PRINCIPAL
                                      COUPON    MATURITY       AMOUNT                         AMOUNT
                                       RATE       DATE     (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                   ----------- ---------- ---------------- ------------- ---------------- -------------
New York State Dormitory
 Authority, Court Facilities
 Ser 1993 A ...................... 5.625%      05/15/13             --               --           --               --
Ohio Building Authority, 1985
 Ser C ........................... 9.75        10/01/05        $ 5,000      $ 6,010,800           --               --
                                                               -------      -----------           --               --
                                                                 7,000        8,078,380       $3,495       $3,716,967
                                                               -------      -----------       ------       ----------
RECREATIONAL FACILITIES REVENUE (1.4%)
Denver, Colorado, Excise Tax
 Ser 1985 A (Secondary FSA) ...... 5.00        11/01/08          3,500        3,499,650           --               --
Mashantucket (Western) Pequot
 Tribe, Connecticut, Special
 1997 Ser B ...................... 5.75        09/01/27             --               --        4,000        3,574,080
Metropolitan Football Stadium
 District, Colorado,
 Sales Tax Ser 1999 A (MBIA) .     0.00        01/01/10          4,000        2,397,440           --               --
 Sales Tax Ser 1999 A (MBIA) .     0.00        01/01/12          2,000        1,059,560           --               --
American National Fish &
 Wildlife Museum District,
 Missouri, Ser 1999 .............. 7.00        09/01/19             --               --        4,000        3,880,640
Houston, Texas, Sr Lien Hotel
 Occupancy Tax Refg Ser 1995
 (FSA) ........................... 5.50        07/01/11          3,000        3,035,100           --               --
                                                               -------      -----------       ------       ----------
                                                                12,500        9,991,750        8,000        7,454,720
                                                               -------      -----------       ------       ----------
RESOURCE RECOVERY REVENUE (2.4%)
Savannah Resource Recovery
 Development Authority,
 Georgia, Savannah Energy
 Systems Co Ser 1992 ............. 6.30        12/01/06          7,000        7,189,560           --               --
Northeast Maryland Waste
 Disposal Authority,
 Montgomery County
 Ser 1993 A (AMT) ................ 6.30        07/01/16         10,000       10,175,400           --               --
Greater Detroit Resource
 Recovery Authority, Michigan,
 1996 Ser A (AMBAC) .............. 6.25        12/13/08             --               --        5,000        5,415,700
Lancaster County Solid Waste
 Management Authority,
 Pennsylvania, 1998 Ser B
 (AMBAC) ......................... 5.375       12/15/15             --               --           --               --
                                                               -------      -----------       ------       ----------
                                                                17,000       17,364,960       $5,000        5,415,700
                                                               -------      -----------       ------       ----------

                                     MORGAN STANLEY DEAN WITTER
                                     MUNICIPAL INCOME TRUST II               COMBINED
                                   ------------------------------ ------------------------------
                                       PRINCIPAL                      PRINCIPAL
                                        AMOUNT                         AMOUNT
                                    (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                   ---------------- ------------- ---------------- -------------
New York State Dormitory
 Authority, Court Facilities
 Ser 1993 A ......................      $ 3,000      $ 2,974,050       $ 3,000      $ 2,974,050
Ohio Building Authority, 1985
 Ser C ...........................           --               --         5,000        6,010,800
                                        -------      -----------       -------      -----------
                                          3,000        2,974,050        13,495       14,769,397
                                        -------      -----------       -------      -----------
RECREATIONAL FACILITIES REVENUE
(1.4%)
Denver, Colorado, Excise Tax
 Ser 1985 A (Secondary FSA) ......           --               --         3,500        3,499,650
Mashantucket (Western) Pequot
 Tribe, Connecticut, Special
 1997 Ser B ......................        4,000        3,574,080         8,000        7,148,160
Metropolitan Football Stadium
 District, Colorado,
 Sales Tax Ser 1999 A (MBIA) .               --               --         4,000        2,397,440
 Sales Tax Ser 1999 A (MBIA) .               --               --         2,000        1,059,560
American National Fish &
 Wildlife Museum District,
 Missouri, Ser 1999 ..............           --               --         4,000        3,880,640
Houston, Texas, Sr Lien Hotel
 Occupancy Tax Refg Ser 1995
 (FSA) ...........................           --               --         3,000        3,035,100
                                        -------      -----------       -------      -----------
                                          4,000        3,574,080        24,500       21,020,550
                                        -------      -----------       -------      -----------
RESOURCE RECOVERY REVENUE (2.4%)
Savannah Resource Recovery
 Development Authority,
 Georgia, Savannah Energy
 Systems Co Ser 1992 .............           --               --         7,000        7,189,560
Northeast Maryland Waste
 Disposal Authority,
 Montgomery County
 Ser 1993 A (AMT) ................        8,000        8,140,320        18,000       18,315,720
Greater Detroit Resource
 Recovery Authority, Michigan,
 1996 Ser A (AMBAC) ..............           --               --         5,000        5,415,700
Lancaster County Solid Waste
 Management Authority,
 Pennsylvania, 1998 Ser B
 (AMBAC) .........................        5,000        4,914,950         5,000        4,914,950
                                        -------      -----------       -------      -----------
                                         13,000       13,055,270        35,000       35,835,930
                                        -------      -----------       -------      -----------

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                            MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                                           TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                          ------------------------------ ------------------------------
                                                              PRINCIPAL                      PRINCIPAL
                                       COUPON   MATURITY       AMOUNT                         AMOUNT
                                        RATE      DATE     (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                      -------- ---------- ---------------- ------------- ---------------- -------------
RETIREMENT & LIFE CARE FACILITIES
 REVENUE (0.5%)
Riverside County Public
 Financing Authority,
 California,
 Air Force Village, West Inc
  COPs .............................. 5.75%    05/15/19             --               --            --              --
 Air Force Village West Inc
  COPs .............................. 5.80     05/15/29             --               --       $ 4,250      $3,715,265
Charleston County, South
 Carolina, Sandpiper Village Inc
 Refg 1988 .......................... 8.00     11/01/13             --               --         1,850       1,867,816
                                                                    --               --       -------      ----------
                                                                    --               --         6,100       5,583,081
                                                                    --               --       -------      ----------
TAX ALLOCATION REVENUE (0.3%)
Rosemead Redevelopment
 Agency, California, 1993 Ser A...... 5.60     10/01/33             --               --            --              --
                                                                    --               --       -------      ----------
TRANSPORTATION FACILITIES
 REVENUE (14.3%)
San Francisco Bay Area Rapid
 Transit District, California,
 Sales Tax Ser 1998 (AMBAC)           4.75     07/01/23        $ 5,000      $ 4,354,950            --              --
San Joaquin Hills Transportation
 Corridor Agency, California,
 Toll Road Refg Ser 1997 A
 (MBIA) ............................. 0.00     01/15/26         13,000        2,886,260            --              --
Colorado Department of
 Transportation, Ser 2000
 (AMBAC) ............................ 6.00     06/15/15          3,000        3,155,430            --              --
E-470 Public Highway Authority,
 Colorado,
 Ser 1997 B (MBIA) .................. 0.00     09/01/14             --               --        15,000       6,699,600
 Ser 1997 B (MBIA) .................. 0.00     09/01/16          5,000        1,958,900            --              --
Mid-Bay Bridge Authority,
 Florida,
 Ser 1993 A (AMBAC) ................. 5.85     10/01/13          8,965        9,250,087            --              --
 Ser 1997 A (AMBAC) ................. 0.00     10/01/21          3,000          826,290            --              --
Atlanta, Georgia,
 Airport Ser 2000 (FGIC) ............ 5.875    01/01/17          5,000        5,136,800            --              --
 Airport Ser 1990 (AMT) ............. 6.25     01/01/21         10,000       10,289,700            --              --
Hawaii,
 Airports Ser 2000 B (AMT) .......... 6.625    07/01/17             --               --         3,460       3,735,105
 Airports Second Ser 1991
  (AMT) ............................. 7.00     07/01/18          5,000        5,174,850            --              --

                                        MORGAN STANLEY DEAN WITTER
                                        MUNICIPAL INCOME TRUST II               COMBINED
                                      ------------------------------ ------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                      ---------------- ------------- ---------------- -------------
RETIREMENT & LIFE CARE FACILITIES
 REVENUE (0.5%)
Riverside County Public
 Financing Authority,
 California,
 Air Force Village, West Inc
  COPs ..............................      $2,100       $1,887,879        $ 2,100      $ 1,887,879
 Air Force Village West Inc
  COPs ..............................          --               --          4,250        3,715,265
Charleston County, South
 Carolina, Sandpiper Village Inc
 Refg 1988 ..........................          --               --          1,850        1,867,816
                                           ------       ----------        -------      -----------
                                            2,100        1,887,879          8,200        7,470,960
                                           ------       ----------        -------      -----------
TAX ALLOCATION REVENUE (0.3%)
Rosemead Redevelopment
 Agency, California, 1993 Ser A......       5,000        4,645,200          5,000        4,645,200
                                           ------       ----------        -------      -----------
TRANSPORTATION FACILITIES
 REVENUE (14.3%)
San Francisco Bay Area Rapid
 Transit District, California,
 Sales Tax Ser 1998 (AMBAC)                    --               --          5,000        4,354,950
San Joaquin Hills Transportation
 Corridor Agency, California,
 Toll Road Refg Ser 1997 A
 (MBIA) .............................          --               --         13,000        2,886,260
Colorado Department of
 Transportation, Ser 2000
 (AMBAC) ............................          --               --          3,000        3,155,430
E-470 Public Highway Authority,
 Colorado,
 Ser 1997 B (MBIA) ..................          --               --         15,000        6,699,600
 Ser 1997 B (MBIA) ..................          --               --          5,000        1,958,900
Mid-Bay Bridge Authority,
 Florida,
 Ser 1993 A (AMBAC) .................          --               --          8,965        9,250,087
 Ser 1997 A (AMBAC) .................          --               --          3,000          826,290
Atlanta, Georgia,
 Airport Ser 2000 (FGIC) ............          --               --          5,000        5,136,800
 Airport Ser 1990 (AMT) .............          --               --         10,000       10,289,700
Hawaii,
 Airports Ser 2000 B (AMT) ..........          --               --          3,460        3,735,105
 Airports Second Ser 1991
  (AMT) .............................          --               --          5,000        5,174,850

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                               MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                                              TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                             ------------------------------ ------------------------------
                                                                 PRINCIPAL                      PRINCIPAL
                                         COUPON    MATURITY       AMOUNT                         AMOUNT
                                          RATE       DATE     (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                      ----------- ---------- ---------------- ------------- ---------------- -------------
Chicago, Illinois, Chicago-O'Hare
 International Airport
 Ser 1996 A (AMBAC) ................. 5.625%      01/01/12             --               --           --               --
Regional Transportation
 Authority, Illinois, Refg
 Ser 1999 (FSA) ..................... 5.75        06/01/21             --               --       $3,000       $3,021,690
Southwestern Development
 Authority, Illinois, Tri-City
 Regional Port District
 Ser 1989 A (AMT) (a) ............... 7.90        07/01/14             --               --          750          768,900
Kentucky Turnpike Authority,
 Economic Development Road
  Refg Ser 1995 (AMBAC) ............. 6.50        07/01/08        $ 9,000      $ 9,887,670           --               --
 Resource Recovery Road 1987
  Ser A ............................. 5.00        07/01/08         30,000       29,688,600           --               --
Massachusetts Turnpike
 Authority, Western 1997 Ser A
 (MBIA) ............................. 5.55        01/01/17          8,700        8,700,000           --               --
Wayne County, Michigan,
 Charter Airport Ser 1998 B
 (MBIA) ............................. 4.875       12/01/23             --               --        2,150        1,854,998
Minneapolis -- St Paul
 Metropolitan Airports
 Commission, Minnesota, Ser
 1998 A (AMBAC) ..................... 5.00        01/01/30          7,700        6,785,317           --               --
New Jersey Highway Authority,
 Sr Parkway 1999 Ser ................ 5.625       01/01/30          7,000        6,895,910           --               --
 Sr Parkway Refg 1992 Ser ........... 6.25        01/01/14          9,560        9,928,251           --               --
Albuquerque, New Mexico,
 Airport Refg Ser 1997 (AMT)
 (AMBAC) ............................ 6.375       07/01/15          6,595        6,962,078           --               --
Ohio Turnpike Commission, Ser
 1998 B (FGIC) ...................... 4.50        02/15/24          5,000        4,097,100        2,000        1,638,840
Allegheny County, Pennsylvania,
 Greater Pittsburgh Int'l
 Airport Ser 1997 A (AMT)
 (MBIA) ............................. 5.75        01/01/13             --               --           --               --
Delaware River Port Authority,
 New Jersey & Pennsylvania,
 Ser 1995 (FGIC)++ .................. 5.50        01/01/26             --               --        3,000        2,908,080
Pennsylvania Turnpike
 Commission,
 Ser L of 1991 (MBIA) ............... 6.00        06/01/15          5,000        5,079,750           --               --
 Ser A 1998 (AMBAC) ................. 4.75        12/01/27          5,000        4,214,750           --               --

                                        MORGAN STANLEY DEAN WITTER
                                        MUNICIPAL INCOME TRUST II               COMBINED
                                      ------------------------------ ------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                      ---------------- ------------- ---------------- -------------
Chicago, Illinois, Chicago-O'Hare
 International Airport
 Ser 1996 A (AMBAC) .................      $5,000       $5,090,250        $ 5,000      $ 5,090,250
Regional Transportation
 Authority, Illinois, Refg
 Ser 1999 (FSA) .....................       3,000        3,021,690          6,000        6,043,380
Southwestern Development
 Authority, Illinois, Tri-City
 Regional Port District
 Ser 1989 A (AMT) (a) ...............          --               --            750          768,900
Kentucky Turnpike Authority,
 Economic Development Road
  Refg Ser 1995 (AMBAC) .............          --               --          9,000        9,887,670
 Resource Recovery Road 1987
  Ser A .............................          --               --         30,000       29,688,600
Massachusetts Turnpike
 Authority, Western 1997 Ser A
 (MBIA) .............................          --               --          8,700        8,700,000
Wayne County, Michigan,
 Charter Airport Ser 1998 B
 (MBIA) .............................          --               --          2,150        1,854,998
Minneapolis -- St Paul
 Metropolitan Airports
 Commission, Minnesota, Ser
 1998 A (AMBAC) .....................          --               --          7,700        6,785,317
New Jersey Highway Authority,
 Sr Parkway 1999 Ser ................          --               --          7,000        6,895,910
 Sr Parkway Refg 1992 Ser ...........          --               --          9,560        9,928,251
Albuquerque, New Mexico,
 Airport Refg Ser 1997 (AMT)
 (AMBAC) ............................          --               --          6,595        6,962,078
Ohio Turnpike Commission, Ser
 1998 B (FGIC) ......................          --               --          7,000        5,735,940
Allegheny County, Pennsylvania,
 Greater Pittsburgh Int'l
 Airport Ser 1997 A (AMT)
 (MBIA) .............................       2,500        2,562,800          2,500        2,562,800
Delaware River Port Authority,
 New Jersey & Pennsylvania,
 Ser 1995 (FGIC)++ ..................          --               --          3,000        2,908,080
Pennsylvania Turnpike
 Commission,
 Ser L of 1991 (MBIA) ...............          --               --          5,000        5,079,750
 Ser A 1998 (AMBAC) .................          --               --          5,000        4,214,750

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                           MORGAN STANLEY DEAN WITTER      MORGAN STANLEY DEAN WITTER
                                                          TAX-EXEMPT SECURITIES TRUST        MUNICIPAL INCOME TRUST
                                                        -------------------------------- ------------------------------
                                                            PRINCIPAL                        PRINCIPAL
                                     COUPON   MATURITY       AMOUNT                           AMOUNT
                                      RATE      DATE     (IN THOUSANDS)       VALUE       (IN THOUSANDS)      VALUE
                                    -------- ---------- ---------------- --------------- ---------------- -------------
Puerto Rico Highway &
 Transportation Authority, Refg
 Ser X ............................ 5.50%    07/01/15       $   8,000     $   8,122,720            --               --
South Carolina Transportation
 Infrastructure Bank,
 Ser 1999 A (AMBAC) ............... 5.50     10/01/16          10,000         9,988,400            --               --
Austin, Texas, Airport Prior Lien
 Ser 1995 A (AMT) (MBIA) .......... 6.125    11/15/25              --                --       $ 5,000      $ 5,045,250
Dallas-Fort Worth International
 Airport, Texas, Refg Ser 1995
 (FGIC) ........................... 5.625    11/01/15              --                --         5,000        5,019,000
Pocahontas Parkway Association,
 Virginia, Route 895 Connector
 1998 Ser A ....................... 5.50     08/15/28              --                --         2,000        1,614,500
Virginia Transportation Board,
 US Route 28 Ser 1992 ............. 6.50     04/01/18              --                --         6,000        6,202,380
 US Route 58 Corridor
  Ser 1993 B ...................... 5.625    05/15/13           3,000         3,037,350            --               --
                                                            ---------     -------------       -------      -----------
                                                              172,520       156,421,163        47,360       38,508,343
                                                            ---------     -------------       -------      -----------
WATER & SEWER REVENUE (9.2%)
Jefferson County, Alabama,
 Sewer Ser 1997 (FGIC) ............ 5.75     02/01/22              --                --        10,000        9,962,700
Phoenix Civic Improvement
 Corporation, Arizona, Jr Lien
 Water Ser 1994 ................... 5.45     07/01/19          10,000         9,768,800         5,000        4,884,400
California Department of Water
 Resources, Central Valley
 Ser L ............................ 5.50     12/01/23          10,000         9,767,900            --               --
Los Angeles, California,
 Wastewater Ser 1994-A
 (MBIA) ........................... 5.875    06/01/24          10,000        10,091,300            --               --
Dade County, Florida, Ser 1995
 (FGIC) ........................... 5.50     10/01/18              --                --            --               --
Florida Governmental Utility
 Authority, Sarasota Utility Ser
 1999 (AMBAC) ..................... 5.25     10/01/18              --                --            --               --
Lee County, Florida, Water &
 Sewer 1999 Ser A (AMBAC) ......... 4.75     10/01/23              --                --         2,000        1,733,580
Northern Palm Beach County
 Improvement District, Florida,
 Water Control & Impr #9A Ser
 1996 A ........................... 6.80     08/01/06              --                --         2,000        2,086,980

                                      MORGAN STANLEY DEAN WITTER
                                      MUNICIPAL INCOME TRUST II                COMBINED
                                    ------------------------------ --------------------------------
                                        PRINCIPAL                      PRINCIPAL
                                         AMOUNT                         AMOUNT
                                     (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                    ---------------- ------------- ---------------- ---------------
Puerto Rico Highway &
 Transportation Authority, Refg
 Ser X ............................           --               --      $   8,000     $   8,122,720
South Carolina Transportation
 Infrastructure Bank,
 Ser 1999 A (AMBAC) ...............           --               --         10,000         9,988,400
Austin, Texas, Airport Prior Lien
 Ser 1995 A (AMT) (MBIA) ..........      $ 4,000      $ 4,036,200          9,000         9,081,450
Dallas-Fort Worth International
 Airport, Texas, Refg Ser 1995
 (FGIC) ...........................           --               --          5,000         5,019,000
Pocahontas Parkway Association,
 Virginia, Route 895 Connector
 1998 Ser A .......................        2,000        1,614,500          4,000         3,229,000
Virginia Transportation Board,
 US Route 28 Ser 1992 .............           --               --          6,000         6,202,380
 US Route 58 Corridor
  Ser 1993 B ......................           --               --          3,000         3,037,350
                                         -------      -----------      ---------     -------------
                                          16,500       16,325,440        236,380       211,254,946
                                         -------      -----------      ---------     -------------
WATER & SEWER REVENUE (9.2%)
Jefferson County, Alabama,
 Sewer Ser 1997 (FGIC) ............           --               --         10,000         9,962,700
Phoenix Civic Improvement
 Corporation, Arizona, Jr Lien
 Water Ser 1994 ...................           --               --         15,000        14,653,200
California Department of Water
 Resources, Central Valley
 Ser L ............................           --               --         10,000         9,767,900
Los Angeles, California,
 Wastewater Ser 1994-A
 (MBIA) ...........................           --               --         10,000        10,091,300
Dade County, Florida, Ser 1995
 (FGIC) ...........................        3,000        2,962,320          3,000         2,962,320
Florida Governmental Utility
 Authority, Sarasota Utility Ser
 1999 (AMBAC) .....................        2,000        1,927,080          2,000         1,927,080
Lee County, Florida, Water &
 Sewer 1999 Ser A (AMBAC) .........        3,000        2,600,370          5,000         4,333,950
Northern Palm Beach County
 Improvement District, Florida,
 Water Control & Impr #9A Ser
 1996 A ...........................           --               --          2,000         2,086,980

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                           MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                                          TAX-EXEMPT SECURITIES TRUST       MUNICIPAL INCOME TRUST
                                                         ------------------------------ ------------------------------
                                                             PRINCIPAL                      PRINCIPAL
                                      COUPON   MATURITY       AMOUNT                         AMOUNT
                                       RATE      DATE     (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                     -------- ---------- ---------------- ------------- ---------------- -------------
Fulton County, Georgia, Water &
 Sewerage Ser 1998 (FGIC) .......... 4.75%    01/01/28       $   5,000     $ 4,234,300       $ 4,000      $ 3,387,440
Kansas Development Finance
 Authority, Public Water Supply
 Ser 2000-2 (AMBAC) ................ 5.75     04/01/17           2,700       2,741,526            --               --
Louisville & Jefferson County
 Metropolitan Sewer District,
 Kentucky, Ser 1998 A (FGIC) ....... 4.75     05/15/28          10,000       8,434,400            --               --
Massachusetts Water Resources
 Authority,
 2000 Ser A (FGIC) ................. 6.125    08/01/11              --              --         2,000        2,175,400
 Refg 1992 Ser B ................... 5.50     11/01/15           5,000       4,984,200            --               --
 1993 Ser C ........................ 5.25     12/01/20              --              --         1,510        1,414,719
Detroit, Michigan,
 Sewage Refg Ser 1993 A
  (FGIC) ........................... 5.70     07/01/13           3,320       3,372,157            --               --
 Water Supply 1997 Ser A
  (MBIA) ........................... 5.00     07/01/21          10,000       9,013,300            --               --
Cleveland, Ohio, Waterworks
 Impr & Refg 1998 Ser I (FSA)        5.00     01/01/23          10,000       8,955,500            --               --
Charleston, South Carolina, Refg
 Cap Impr Ser 1998
 (Secondary FGIC) .................. 4.50     01/01/24              --              --            --               --
Spartanburg, South Carolina, Jr
 Lien Water Ser 1998 (FGIC) ........ 5.25     06/01/28           5,000       4,601,650            --               --
Metropolitan Government of
 Nashville & Davidson County,
 Tennessee, Refg Ser 1998 A
 (FGIC) ............................ 4.75     01/01/22          11,000       9,470,010            --               --
Dallas, Texas, Waterworks &
 Sewer Refg Ser 1998 (FSA) ......... 5.00     10/01/29          10,000       8,764,600            --               --
Loudoun County Sanitation
 Authority, Virginia,
 Ser 1998 (MBIA) ................... 4.75     01/01/21              --              --            --               --
                                                             ---------     -----------       -------      -----------
                                                               102,020      94,199,643        26,510       25,645,219
                                                             ---------     -----------       -------      -----------
OTHER REVENUE (1.1%)
New York City Transitional
 Finance Authority, 2000 Ser A       5.75     08/15/24              --              --         3,000        2,980,410
New York Local Government
 Assistance Corporation,
 Ser 1993 C ........................ 5.50     04/01/17           5,000       5,015,850            --               --
 Ser 1995 A ........................ 6.00     04/01/24              --              --         3,000        3,029,490

                                       MORGAN STANLEY DEAN WITTER
                                       MUNICIPAL INCOME TRUST II                COMBINED
                                     ------------------------------ --------------------------------
                                         PRINCIPAL                      PRINCIPAL
                                          AMOUNT                         AMOUNT
                                      (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                     ---------------- ------------- ---------------- ---------------
Fulton County, Georgia, Water &
 Sewerage Ser 1998 (FGIC) ..........           --               --      $   9,000     $   7,621,740
Kansas Development Finance
 Authority, Public Water Supply
 Ser 2000-2 (AMBAC) ................           --               --          2,700         2,741,526
Louisville & Jefferson County
 Metropolitan Sewer District,
 Kentucky, Ser 1998 A (FGIC) .......           --               --         10,000         8,434,400
Massachusetts Water Resources
 Authority,
 2000 Ser A (FGIC) .................      $ 2,000      $ 2,175,400          4,000         4,350,800
 Refg 1992 Ser B ...................           --               --          5,000         4,984,200
 1993 Ser C ........................        1,570        1,470,933          3,080         2,885,652
Detroit, Michigan,
 Sewage Refg Ser 1993 A
  (FGIC) ...........................           --               --          3,320         3,372,157
 Water Supply 1997 Ser A
  (MBIA) ...........................           --               --         10,000         9,013,300
Cleveland, Ohio, Waterworks
 Impr & Refg 1998 Ser I (FSA)                  --               --         10,000         8,955,500
Charleston, South Carolina, Refg
 Cap Impr Ser 1998
 (Secondary FGIC) ..................        5,000        4,094,100          5,000         4,094,100
Spartanburg, South Carolina, Jr
 Lien Water Ser 1998 (FGIC) ........           --               --          5,000         4,601,650
Metropolitan Government of
 Nashville & Davidson County,
 Tennessee, Refg Ser 1998 A
 (FGIC) ............................           --               --         11,000         9,470,010
Dallas, Texas, Waterworks &
 Sewer Refg Ser 1998 (FSA) .........           --               --         10,000         8,764,600
Loudoun County Sanitation
 Authority, Virginia,
 Ser 1998 (MBIA) ...................        2,000        1,730,640          2,000         1,730,640
                                          -------      -----------      ---------     -------------
                                           18,570       16,960,843        147,100       136,805,705
                                          -------      -----------      ---------     -------------
OTHER REVENUE (1.1%)
New York City Transitional
 Finance Authority, 2000 Ser A                 --               --          3,000         2,980,410
New York Local Government
 Assistance Corporation,
 Ser 1993 C ........................           --               --          5,000         5,015,850
 Ser 1995 A ........................        3,000        3,029,490          6,000         6,058,980

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                                      MORGAN STANLEY DEAN WITTER
                                                                     TAX-EXEMPT SECURITIES TRUST
                                                                    ------------------------------
                                                                        PRINCIPAL
                                       COUPON        MATURITY            AMOUNT
                                        RATE           DATE          (IN THOUSANDS)      VALUE
                                     --------- -------------------- ---------------- -------------
Philadelphia, Pennsylvania, Gas
 Works Second Ser 1998 (FSA) .       5.00%           07/01/23                 --               --
                                                                              --               --
                                                                         $ 5,000      $ 5,015,850
                                                                         -------      -----------
REFUNDED (8.7%)
Los Angeles Convention &
 Exhibition Center Authority,
 California, Ser 1985 COPs ......... 9.00           12/01/05+              9,000       10,981,260
San Francisco Redevelopment
 Agency, California,
 George R Moscone
 Convention Ctr Ser 1988
 (GAINS) ........................... 0.00 #      07/01/04++++                 --               --
Southern California Public Power
 Authority, Palo Verde Ser A
 (AMBAC) (ETM) ..................... 5.00        07/01/15                     --               --
Mid-Bay Bridge Authority,
 Florida, Ser 1991 A (ETM) ......... 6.875       10/01/22                  2,500        2,858,225
Illinois Health Facilities
 Authority, Glen Oaks Medical
 Center Inc Refg 1990 Ser D
 (ETM) ............................. 9.50        11/15/15                     --               --
Massachusetts Health &
 Educational Facilities
 Authority, Malden Hospital --
 FHA Ins Mtge Ser A (ETM) .......... 5.00        08/01/16                  2,500        2,393,275
Massachusetts Water Resources
 Authority, 1996 Ser A (FGIC)....... 5.50      11/01/06 +                 10,000       10,429,600
New York State Dormitory
 Authority, Suffolk County
 Judicial Ser 1986 (ETM) ........... 7.375       07/01/16                 13,750       15,984,100
Cleveland, Ohio, Waterworks
 Impr & Refg Ser H 1996
 (MBIA) ............................ 5.75        01/01/06                     --               --
San Antonio, Texas, Electric &
 Gas Refg Ser 1994 C (ETM) ......... 4.70        02/01/06                  7,000        6,858,390
Intermountain Power Agency,
 Utah, Refg 1985 Ser H
 (GAINS) ........................... 0.00 ##     07/01/03+                25,000       28,767,500
Salt Lake City, Utah, IHC
 Hospital Inc Ser 1983 (ETM) ....... 5.00        06/01/15                  5,000        4,805,600

                                       MORGAN STANLEY DEAN WITTER     MORGAN STANLEY DEAN WITTER
                                         MUNICIPAL INCOME TRUST       MUNICIPAL INCOME TRUST II               COMBINED
                                     ------------------------------ ------------------------------ ------------------------------
                                         PRINCIPAL                      PRINCIPAL                      PRINCIPAL
                                          AMOUNT                         AMOUNT                         AMOUNT
                                      (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                     ---------------- ------------- ---------------- ------------- ---------------- -------------
Philadelphia, Pennsylvania, Gas
 Works Second Ser 1998 (FSA) .            $3,000       $2,669,400             --               --       $ 3,000      $ 2,669,400
                                          ------       ----------             --               --       -------      -----------
                                           9,000        8,679,300        $ 3,000      $ 3,029,490        17,000       16,724,640
                                          ------       ----------        -------      -----------       -------      -----------
REFUNDED (8.7%)
Los Angeles Convention &
 Exhibition Center Authority,
 California, Ser 1985 COPs .........          --               --             --               --         9,000       10,981,260
San Francisco Redevelopment
 Agency, California,
 George R Moscone
 Convention Ctr Ser 1988
 (GAINS) ...........................          --               --         20,100       18,952,491        20,100       18,952,491
Southern California Public Power
 Authority, Palo Verde Ser A
 (AMBAC) (ETM) .....................       5,000        4,821,050             --               --         5,000        4,821,050
Mid-Bay Bridge Authority,
 Florida, Ser 1991 A (ETM) .........          --               --             --               --         2,500        2,858,225
Illinois Health Facilities
 Authority, Glen Oaks Medical
 Center Inc Refg 1990 Ser D
 (ETM) .............................       1,165        1,209,666          1,110        1,152,557         2,275        2,362,223
Massachusetts Health &
 Educational Facilities
 Authority, Malden Hospital --
 FHA Ins Mtge Ser A (ETM) ..........          --               --             --               --         2,500        2,393,275
Massachusetts Water Resources
 Authority, 1996 Ser A (FGIC).......          --               --             --               --        10,000       10,429,600
New York State Dormitory
 Authority, Suffolk County
 Judicial Ser 1986 (ETM) ...........          --               --             --               --        13,750       15,984,100
Cleveland, Ohio, Waterworks
 Impr & Refg Ser H 1996
 (MBIA) ............................       2,920        3,083,199             --               --         2,920        3,083,199
San Antonio, Texas, Electric &
 Gas Refg Ser 1994 C (ETM) .........          --               --          2,000        1,959,540         9,000        8,817,930
Intermountain Power Agency,
 Utah, Refg 1985 Ser H
 (GAINS) ...........................          --               --             --               --        25,000       28,767,500
Salt Lake City, Utah, IHC
 Hospital Inc Ser 1983 (ETM) .......          --               --             --               --         5,000        4,805,600

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                             MORGAN STANLEY DEAN WITTER       MORGAN STANLEY DEAN WITTER
                                                             TAX-EXEMPT SECURITIES TRUST        MUNICIPAL INCOME TRUST
                                                           ------------------------------- --------------------------------
                                                               PRINCIPAL                       PRINCIPAL
                                       COUPON    MATURITY       AMOUNT                          AMOUNT
                                        RATE       DATE     (IN THOUSANDS)       VALUE      (IN THOUSANDS)       VALUE
                                    ----------- ---------- ---------------- -------------- ---------------- ---------------
Fairfax County Industrial
 Development Authority,
 Virginia, Fairfax
 Hospital/Inova Health
 Ser 1991 ......................... 8.927%      08/29/01       $ 14,000      $ 15,190,000             --                --
                                                               --------      ------------             --                --
                                                                 88,750        98,267,950      $   9,085     $   9,113,915
                                                               --------      ------------      ---------     -------------
TOTAL TAX-EXEMPT
 MUNICIPAL BONDS
 (Cost $869,230,645,
 $257,434,070, $229,076,310 and
 $1,355,741,025, respectively).....                             952,687       898,226,247        270,620       255,129,485
                                                               --------      ------------      ---------     -------------
SHORT-TERM TAX-EXEMPT MUNICIPAL
 OBLIGATIONS (5.2%)
Maricopa County, Arizona Public
 Service Co Ser 1994 C
 (Demand 07/03/00) ................  4.50*      05/01/29         12,500        12,500,000             --                --
Collier County Health Facilities
 Authority, Florida, Cleveland
 Clinic Health Ser 1999
 (Demand 07/03/00) ................  4.50*      01/01/33         18,500        18,500,000             --                --
Missouri Health & Educational
 Facilities Authority,
 Washington University Ser D
 (Demand 07/03/00) ................  4.50*      09/01/30             --                --             --                --
Philadelphia Hospital & Higher
 Education Facilities Authority,
 Children's Hospital of
 Philadelphia Ser 1992
 (Demand 07/03/00) ................  4.50*      03/01/27         17,000        17,000,000             --                --
Harris County Health Facilities
 Development Corporation,
 Texas,
 Methodist Hospital Ser 1994
  (Demand 07/03/00) ...............  4.55*      12/01/25         20,500        20,500,000             --                --
 St Luke's Episcopal Hospital
  Ser 1997 A (Demand
  07/03/00) .......................  4.55*      02/15/27             --                --          4,100         4,100,000
Lincoln County, Wyoming, Exxon
 Corporation Ser 1984 C
 (Demand 07/03/00) ................  4.45*      11/01/14             --                --          1,000         1,000,000
                                                               --------      ------------      ---------     -------------

                                      MORGAN STANLEY DEAN WITTER
                                       MUNICIPAL INCOME TRUST II                 COMBINED
                                    ------------------------------- ----------------------------------
                                        PRINCIPAL                       PRINCIPAL
                                         AMOUNT                          AMOUNT
                                     (IN THOUSANDS)       VALUE      (IN THOUSANDS)        VALUE
                                    ---------------- -------------- ---------------- -----------------
Fairfax County Industrial
 Development Authority,
 Virginia, Fairfax
 Hospital/Inova Health
 Ser 1991 .........................           --                --     $    14,000    $    15,190,000
                                              --                --     -----------    ---------------
                                        $ 23,210      $ 22,064,588         121,045        129,446,453
                                        --------      ------------     -----------    ---------------
TOTAL TAX-EXEMPT
 MUNICIPAL BONDS
 (Cost $869,230,645,
 $257,434,070, $229,076,310 and
 $1,355,741,025, respectively).....      234,705       227,321,311       1,458,012      1,380,677,043
                                        --------      ------------     -----------    ---------------
SHORT-TERM TAX-EXEMPT MUNICIPAL
 OBLIGATIONS (5.2%)
Maricopa County, Arizona Public
 Service Co Ser 1994 C
 (Demand 07/03/00) ................           --                --          12,500         12,500,000
Collier County Health Facilities
 Authority, Florida, Cleveland
 Clinic Health Ser 1999
 (Demand 07/03/00) ................           --                --          18,500         18,500,000
Missouri Health & Educational
 Facilities Authority,
 Washington University Ser D
 (Demand 07/03/00) ................        1,200         1,200,000           1,200          1,200,000
Philadelphia Hospital & Higher
 Education Facilities Authority,
 Children's Hospital of
 Philadelphia Ser 1992
 (Demand 07/03/00) ................           --                --          17,000         17,000,000
Harris County Health Facilities
 Development Corporation,
 Texas,
 Methodist Hospital Ser 1994
  (Demand 07/03/00) ...............           --                --          20,500         20,500,000
 St Luke's Episcopal Hospital
  Ser 1997 A (Demand
  07/03/00) .......................        2,000         2,000,000           6,100          6,100,000
Lincoln County, Wyoming, Exxon
 Corporation Ser 1984 C
 (Demand 07/03/00) ................           --                --           1,000          1,000,000
                                        --------      ------------     -----------    ---------------

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                          MORGAN STANLEY DEAN WITTER       MORGAN STANLEY DEAN WITTER
                                                          TAX-EXEMPT SECURITIES TRUST        MUNICIPAL INCOME TRUST
                                                        ------------------------------- --------------------------------
                                                            PRINCIPAL                       PRINCIPAL
                                     COUPON   MATURITY       AMOUNT                          AMOUNT
                                      RATE      DATE     (IN THOUSANDS)       VALUE      (IN THOUSANDS)       VALUE
                                    -------- ---------- ---------------- -------------- ---------------- ---------------
TOTAL SHORT-TERM
 TAX-EXEMPT MUNICIPAL
 OBLIGATIONS
 (Cost $68,500,000, $5,100,000,
 $3,200,000 and $76,800,000,
 respectively) ....................                        $   68,500     $ 68,500,000      $  5,100      $  5,100,000
                                                           ----------     ------------      --------      ------------
TOTAL INVESTMENTS
 (Cost $937,730,645,
 $262,534,070, $232,276,310 and
 $1,432,541,024, respectively) (c)               98.5%     $1,021,187      966,726,247      $275,720       260,229,485
                                                           ==========                       ========
OTHER ASSETS IN EXCESS
 OF LIABILITIES ...................               1.5                       13,795,816                       4,322,996
                                                -----                     ------------                    ------------
NET ASSETS ........................             100.0%                    $980,522,063                    $264,552,481
                                                =====                     ============                    ============

                                       MORGAN STANLEY DEAN WITTER
                                       MUNICIPAL INCOME TRUST II                 COMBINED
                                    -------------------------------- ---------------------------------
                                        PRINCIPAL                        PRINCIPAL
                                         AMOUNT                           AMOUNT
                                     (IN THOUSANDS)       VALUE       (IN THOUSANDS)        VALUE
                                    ---------------- --------------- ---------------- ----------------
TOTAL SHORT-TERM
 TAX-EXEMPT MUNICIPAL
 OBLIGATIONS
 (Cost $68,500,000, $5,100,000,
 $3,200,000 and $76,800,000,
 respectively) ....................     $  3,200      $  3,200,000      $   76,800     $   76,800,000
                                        --------      ------------      ----------     --------------
TOTAL INVESTMENTS
 (Cost $937,730,645,
 $262,534,070, $232,276,310 and
 $1,432,541,024, respectively) (c)      $237,905       230,521,311      $1,534,812      1,457,477,043
                                        ========                        ==========
OTHER ASSETS IN EXCESS
 OF LIABILITIES ...................                      4,608,170                         22,726,982
                                                      ------------                     --------------
NET ASSETS ........................                   $235,129,481                     $1,480,204,025
                                                      ============                     ==============

-------
 Note: Percentages indicated parenthetically represent the percentage of net assets of the combined Fund.
 AMT   Alternative Minimum Tax.
 COPs  Certificates of Participation.
 ETM   Escrowed to maturity.
GAINS  Growth and Income Security.
  +    Prerefunded to call date shown.
  ++   Joint exemption in locations shown.
 ++++  Crossover refunded to call date shown.
  #    Currently a zero coupon bond; will convert 8.50% on July 1, 2002.
 ## Currently a zero coupon bond; will convert to 10.00% coupon on July 1, 2000.
  *    Current coupon of variable rate demand obligation.
 (a)   Non-income producing; bond in default.
 (b)   Resale is restricted to qualified institutional investors.
 (c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.


                  See Notes to Pro Forma Financial Statements.

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                                                      NET
                                                   GROSS            GROSS         UNREALIZED
                                                UNREALIZED       UNREALIZED      APPRECIATION/
                                               APPRECIATION     DEPRECIATION     DEPRECIATION
                                              --------------   --------------   --------------
Morgan Stanley Dean Witter Tax-Exempt
 Securities Trust .........................    $40,729,455      $11,733,853      $ 28,995,602
Morgan Stanley Dean Witter Municipal Income
 Trust ....................................      4,264,355        6,568,940        (2,304,585)
Morgan Stanley Dean Witter Municipal Income
 Trust II .................................      5,830,957        7,585,956        (1,754,999)
                                               -----------      -----------      ------------
Combined ..................................    $50,824,767      $25,888,749      $ 24,936,018
                                               ===========      ===========      ============

Bond Insurance:
---------------
  AMBAC      AMBAC Assurance Corporation.
Connie Lee   Connie Lee Insurance Company -- A wholly owned subsidiary of AMBAC
             Assurance Corporation.
   FGIC      Financial Guaranty Insurance Company.
   FSA       Financial Security Assurance Inc.
   MBIA      Municipal Bond Investors Assurance Corporation.

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                         PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

                                          MORGAN STANLEY     MORGAN STANLEY     MORGAN STANLEY
                                            DEAN WITTER        DEAN WITTER        DEAN WITTER
                                            TAX-EXEMPT          MUNICIPAL      MUNICIPAL INCOME     PRO FORMA
                                         SECURITIES TRUST     INCOME TRUST         TRUST II        ADJUSTMENTS        COMBINED
                                         ----------------    --------------    ----------------    -----------        --------
ASSETS:
Investments in securities, at value
 (cost $937,730,645, $262,534,070,
 $232,276,310 and $1,432,541,045
 respectively) ........................    $966,726,247       $260,229,485        $230,521,311                      $1,457,477,043
Cash ..................................         365,660            114,784              87,274                             567,718
Receivable for:
 Interest .............................      14,280,414          4,398,939           3,786,933                          22,466,286
 Investments sold .....................         305,497            140,483           1,010,729                           1,456,709
 Shares of beneficial interest sold ...         284,992                 --                  --                             284,992
Prepaid expenses and other assets .....          68,023             28,459              29,362                             125,844
                                           ------------       ------------        ------------                      --------------
  TOTAL ASSETS ........................     982,030,833        264,912,150         235,435,609                       1,482,378,592
                                           ------------       ------------        ------------                      --------------
LIABILITIES:
Payable for:
 Shares of beneficial interest
  repurchased .........................         682,781            107,812              89,634                             880,227
 Investment management/advisory fee....         361,902             86,931              77,567                             526,400
 Dividends and distributions to
  shareholders ........................         283,336                 --                  --                             283,336
 Plan of distribution fee .............          77,157                 --                  --                              77,157
 Administration fee ...................              --             49,755              56,021                             105,776
Accrued expenses and other payables ...         103,594            115,171              82,906                             301,671
                                           ------------       ------------        ------------                      --------------
  TOTAL LIABILITIES ...................       1,508,770            359,669             306,128                           2,174,567
                                           ------------       ------------        ------------                      --------------
  NET ASSETS ..........................    $980,522,063       $264,552,481        $235,129,481                      $1,480,204,025
                                           ============       ============        ============                      ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital .......................    $954,985,240       $264,547,607        $234,773,949                      $1,454,306,796
Net unrealized appreciation
 (depreciation) .......................      28,995,602         (2,304,585)         (1,754,999)                         24,936,018
Accumulated undistributed net
 investment income ....................          20,278          2,883,494           2,513,003                           5,416,775
Accumulated net realized loss .........      (3,479,057)          (574,035)           (402,472)                         (4,455,564)
                                           ------------       ------------        ------------                      --------------
  NET ASSETS ..........................    $980,522,063       $264,552,481        $235,129,481                      $1,480,204,025
                                           ============       ============        ============                      ==============
CLASS A SHARES:
Net Assets ............................     $18,105,378                                                                $18,105,378
Shares Outstanding (unlimited
 authorized, $.01 par value)...........       1,610,844                                                                  1,610,844
  NET ASSET VALUE PER
   SHARE ..............................          $11.24                                                                     $11.24
                                                 ======                                                                     ======
  MAXIMUM OFFERING PRICE
   PER SHARE, (net asset value
   plus 4.44% of net asset value) .....          $11.74                                                                     $11.74
                                                 ======                                                                     ======
CLASS B SHARES:
Net Assets ............................    $138,624,776                                                               $138,624,776
Shares Outstanding (unlimited
 authorized, $.01 par value)...........      12,283,479                                                                 12,283,479
  NET ASSET VALUE PER
   SHARE ..............................          $11.29                                                                     $11.29
                                                 ======                                                                     ======
CLASS C SHARES:
Net Assets ............................      $9,606,889                                                                 $9,606,889
Shares Outstanding (unlimited
 authorized, $.01 par value)...........         853,009                                                                    853,009
  NET ASSET VALUE PER
   SHARE ..............................          $11.26                                                                     $11.26
                                                 ======                                                                     ======
CLASS D SHARES:
Net Assets ............................    $814,185,020       $264,552,481         235,129,481                      $1,313,866,982
Shares Outstanding (unlimited
 authorized, $.01 par value)...........      72,495,571         27,805,497          24,478,566    (7,788,786)(1)       116,990,848
  NET ASSET VALUE PER
   SHARE ..............................          $11.23              $9.51               $9.61                              $11.23
                                                 ======              =====               =====                              ======

---------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current Municipal Income Trust and Municipal Income Trust II shares outstanding.

                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                         PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
             FOR THE TWELVE MONTHS ENDED JUNE 30, 2000 (UNAUDITED)




                                               MORGAN STANLEY    MORGAN STANLEY    MORGAN STANLEY
                                                 DEAN WITTER       DEAN WITTER       DEAN WITTER        PRO FORMA
                                                 TAX-EXEMPT         MUNICIPAL     MUNICIPAL INCOME     ADJUSTMENTS
                                              SECURITIES TRUST    INCOME TRUST        TRUST II           (NOTE 3)        COMBINED
                                              ----------------   --------------   -----------------  ----------------  ------------
NET INVESTMENT INCOME:
INTEREST INCOME .............................   $ 60,042,249      $ 15,726,799      $ 14,107,458               --      $ 89,876,506
                                                ------------      ------------      ------------     ----------------  ------------
EXPENSES
Plan of distribution fee (Class A shares) ...         26,012                --                --               --            26,012
Plan of distribution fee (Class B shares) ...        847,398                --                --               --           847,398
Plan of distribution fee (Class C shares) ...         69,733                --                --               --            69,733
Administration fee ..........................             --           529,577           601,015      $(1,130,592)(1)            --
Investment management/advisory fee ..........      4,616,239           927,052           961,519         (150,534)(1)     6,354,276
Transfer agent fees and expenses ............        347,121           107,224            70,353           44,500 (3)       569,198
Custodian fees ..............................         42,402            14,806            14,054               --            71,262
Registration fees ...........................         86,983            21,243            32,381           78,292 (2)       218,899
Shareholder reports and notices .............         93,952            59,803            59,887          (65,163)(2)
                                                                                                          104,500 (3)       252,979
Professional fees ...........................         81,798            79,626            65,188         (144,814)(2)
                                                                                                          108,000 (3)       189,798
Trustees' fees and expenses .................         18,041            15,026            18,170          (33,196)(2)        18,041
Other .......................................         31,790            14,684            15,644          (10,920)(2)        51,198
                                                ------------      ------------      ------------      -----------      ------------
  TOTAL EXPENSES ............................      6,261,469         1,769,041         1,838,211       (1,199,927)        8,668,794
Less: expense offset ........................        (42,306)          (14,778)          (14,031)              --           (71,115)
                                                ------------      ------------      ------------      -----------      ------------
  NET EXPENSES ..............................      6,219,163         1,754,263         1,824,180       (1,199,927)        8,597,679
                                                ------------      ------------      ------------      -----------      ------------
  NET INVESTMENT INCOME .....................     53,823,086        13,972,536        12,283,278        1,199,927        81,278,827
                                                ------------      ------------      ------------      -----------      ------------
NET REALIZED AND UNREALIZED
 LOSS:
Net realized gain (loss) ....................     (1,529,274)       (1,741,900)          307,206               --        (2,963,968)
Net change in unrealized appreciation
 (depreciation) .............................    (26,119,834)       (8,224,405)       (7,728,638)              --       (42,072,877)
                                                ------------      ------------      ------------      -----------      ------------
  NET LOSS ..................................    (27,649,108)       (9,966,305)       (7,421,432)              --       (45,036,845)
                                                ------------      ------------      ------------      -----------      ------------
NET INCREASE ................................   $ 26,173,978      $  4,006,231      $  4,861,846      $ 1,199,927      $ 36,241,982
                                                ============      ============      ============      ===========      ============

---------
(1) Reflects adjustment to investment management fees and administration fees based on the surviving Fund's fee schedule.

(2) Reflects incremental increase or elimination of duplicate services or fees.

(3) Solicitation costs in connection with the reorganization, which will be borne by Municipal Income Trust and Municipal Income Trust II, approximate $130,000 and $127,000, respectively.


                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (unaudited)


1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at June 30, 2000 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended June 30, 2000, reflect the accounts of Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt"), Morgan Stanley Dean Witter Municipal Income Trust ("MIT") and Morgan Stanley Dean Witter Municipal Income Trust II ("MIT II").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of MIT and MIT II in exchange for Class D shares in Tax-Exempt. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional Class D shares of Tax-Exempt which would have been issued on June 30, 2000 in connection with the proposed reorganization. Shareholders of MIT and MIT II would become shareholders of Tax-Exempt receiving Class D shares of Tax-Exempt equal to the value of their holdings in MIT and MIT II. The amount of additional shares assumed to be issued was calculated based on the June 30, 2000 net assets of MIT and MIT II and the net asset value per share of Tax-Exempt as follows:

                                                 NET ASSET VALUE
                                NET ASSETS          PER SHARE
                                06/30/2000         06/30/2000
 ADDITIONAL SHARES ISSUED     MIT AND MIT II       TAX-EXEMPT
--------------------------   ----------------   ----------------
        44,495,277             $499,681,962         $ 11.23

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees, administration fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Tax-Exempt at the combined level of average net assets for the twelve months ended June 30, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

             MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 23, 2001

     The undersigned shareholder of Morgan Stanley Dean Witter Municipal Income Trust II, does hereby appoint Barry Fink, Ronald E. Robison and Joseph J. McAlinden and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Morgan Stanley Dean Witter Municipal Income Trust II to be held on January 23, 2001, in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York at 9:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.





                          (Continued on reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

PLEASE MARK VOTES AS
IN THE EXAMPLE USING [X]
BLACK OR BLUE INK


TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW/MSDWT.COM or WWW.PROXYVOTE.COM

                                          FOR     AGAINST     ABSTAIN
The Proposal:                             [ ]       [ ]         [ ]

Approval of the Agreement and Plan of Reorganization, dated as of August 24, 2000, pursuant to which substantially all of the assets of Morgan Stanley Dean Witter Municipal Income Trust II would be combined with those of Morgan Stanley Dean Witter Tax-Exempt Securities Trust and shareholders of Morgan Stanley Dean Witter Municipal Income Trust II would become shareholders of Morgan Stanley Dean Witter Tax-Exempt Securities Trust receiving Class D shares in Morgan Stanley Dean Witter Tax-Exempt Securities Trust with a value equal to the net asset value of their holdings in Morgan Stanley Dean Witter Municipal Income Trust II.

Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.


Please make sure to sign and date this Proxy using black or blue ink.

Date
     -----------------------------------------

     -----------------------------------------
         Shareholder sign in the box above

     -----------------------------------------
      Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



              MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST II


--------------------------------------------------------------------------------

                                   IMPORTANT

               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

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MORGAN STANLEY DEAN WITTER FUNDS
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     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

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